UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

InVivo Therapeutics Holdings Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
One Kendall Square, Suite B14402
Cambridge, MA 02139
July    , 2022
Dear InVivo Stockholder:
I am pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of InVivo Therapeutics Holdings Corp., to be held on Thursday, August 24, 2022 at 8 a.m., ET, as a “virtual meeting” via the internet at a virtual web conference at http://www.cstproxy.com/invivotherapeutics/2022.
Specific details regarding admission to the Annual Meeting (including information regarding the virtual format) and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and proxy statement. We encourage you to carefully read these materials, as well as the enclosed Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote via the Internet, or if you received a paper copy of the proxy card, by completing and returning it in the envelope provided. Voting via the Internet or by written proxy will ensure your representation at the Annual Meeting if you do not attend the virtual meeting. Please review the instructions on the proxy card regarding each of these voting options.
Thank you for your continued support.
Sincerely,

Richard Toselli, M.D. President, Chief Executive Officer and Director
YOUR VOTE IS EXTREMELY IMPORTANT!
To ensure your representation at the Annual Meeting, please submit your proxy and voting instructions by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage needs to be affixed if mailed in the United States), or by using one of the voting methods set forth in the attached proxy statement.

INVIVO THERAPEUTICS HOLDINGS CORP.
One Kendall Square, Suite B14402
Cambridge, MA 02139
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, August 24, 2022

To Our Stockholders:
Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of InVivo Therapeutics Holdings Corp., a Nevada corporation, will be held on Thursday, August 24, 2022 at 8 a.m., ET, in a “virtual meeting” format via the Internet at a virtual web conference at http://www.cstproxy.com/invivotherapeutics/2022, for the following purposes:
(1)
to elect two Class II directors, each for a three-year term;

(2)
to approve an amendment to the corporation’s Articles of Incorporation to increase the number of authorized shares of our common stock;

(3)
to approve an amendment to the corporation’s Articles of Incorporation to authorize 1,000,000 shares of “blank-check” preferred stock;

(4)
to approve an amendment to our 2015 Equity Incentive Plan;

(5)
to approve, on an advisory basis, the compensation of our named executive officers; and

(6)
to ratify the selection by the Audit Committee of RSM US LLP as the corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Stockholders will also act on such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors has fixed Wednesday, July 13, 2022, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournments thereof.
All of our stockholders are cordially invited and encouraged to attend the Annual Meeting in the virtual format. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online and vote your shares during the virtual meeting. In order to attend the virtual Annual Meeting, you must register in advance. Please follow the instructions on page 5 for more details on admission to the virtual Annual Meeting. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock using one of the voting methods set forth in the attached proxy statement. Any stockholder attending the Annual Meeting through the virtual format may vote at the meeting even if he or she previously submitted a proxy card. If your shares of common stock are held by a bank, broker, or other agent, please follow the instructions from your bank, broker, or other agent to have your shares voted.
By order of the Board of Directors,

Richard Toselli, M.D. President, Chief Executive Officer and Director
Cambridge, Massachusetts July , 2022
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:   This proxy statement, the Notice of Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), are available on the Internet, free of charge, at http://www.cstproxy.com/invivotherapeutics/2022. On this website, you will be able to access this proxy statement, our Annual Report and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

INVIVO THERAPEUTICS HOLDINGS CORP.
PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, AUGUST 24, 2022
This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of InVivo Therapeutics Holdings Corp. (the “company,” “we,” “us,” or “our”) of proxies, in the accompanying form, to be used at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, August 24, 2022 at 8 a.m., ET, as a “virtual meeting” via the Internet at a virtual web conference at http://www.cstproxy.com/invivotherapeutics/2022 and any adjournment or postponement thereof. In order to attend the virtual meeting, you must register in advance. Please follow the instructions on page 5 for more details on admission to the virtual Annual Meeting. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about July      , 2022.
Questions and Answers about Voting at the Annual Meeting and Related Matters
What am I voting on?
At the Annual Meeting, you will be asked to vote on the following six proposals. Our Board recommendation for each proposal is set forth below.
Proposal	Board Recommendation
(1) to elect two Class II directors, each to serve a three-year term expiring at the 2025 annual meeting	FOR each Director Nominee
(2) to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock	FOR
(3) to approve an amendment to our Articles of Incorporation to authorize 1,000,000 shares of “blank-check” preferred stock	FOR
(4) to approve an amendment to our 2015 Equity Incentive Plan	FOR
(5) to approve, on an advisory basis, the compensation of our named executive officers	FOR
(6) to ratify the selection by the Audit Committee of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR
If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters on your behalf at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this proxy statement.
Who can vote?
Holders of record of our common stock at the close of business on July 13, 2022 are entitled to vote at the Annual Meeting. As of July 13, 2022, there were     shares of our common stock issued and outstanding.
How many votes do I have?
Each share of our common stock issued and outstanding is entitled to one vote on each of Proposal No.1, the election of the Class II directors, Proposal No. 4, the approval of the amendment to our 2015

Equity Incentive Plan, Proposal No. 5, the advisory vote on executive compensation, and Proposal No. 6, the ratification of RSM US LLP as our independent registered public accounting firm.
Each share of our common stock issued and outstanding is also entitled to one vote on each of Proposal No. 2, the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, and Proposal No. 3, the approval of an amendment to our Articles of Incorporation to authorize 1,000,000 shares of “blank-check” preferred stock (together, the “Articles Amendments”), however, pursuant to the Voting Rights Plan, dated as of May 26, 2022 (the “Voting Plan”), the Board authorized and granted super voting rights (the “Voting Rights”) to certain shares of our common stock held by stockholders holding a minimum of 50 shares of common stock (each, an “Eligible Stockholder”) as of the close of business on May 26, 2022 (the “Eligibility Record Date”). The Voting Rights will allow Eligible Stockholders the ability to exercise additional voting rights with respect to their shares of our common stock to which the Voting Rights are applied (the “Eligible Shares”) subject to applicable conditions.
The Voting Plan was adopted by the Board pursuant to the authority in NRS 78.195(5) and NRS 78.350(8), based upon the determination by the Board that the Voting Plan is necessary to protect the interests of the company and its stockholders. The Voting Plan is of limited scope and purpose and is designed to facilitate the Articles Amendments. The approval of the Articles Amendments are critical to the continued ability of the company to generate capital to support and continue the company’s efforts as a research and clinical-stage biomaterials and biotechnology company. As such efforts are capital intensive, the Board has determined that the Articles Amendments are critical to the company’s continued operations.
Under the Voting Plan, each Eligible Stockholder that confirms eligibility (a “Rights Stockholder”) will have the right to vote on the Articles Amendments, with all other stockholders as a single class, the number of votes per share of our common stock owned by such Rights Stockholder multiplied by a factor to be determined by the Board (or a committee thereof) (the “Voting Factor”), where the resulting total number of votes for each Rights Stockholder shall be voted as follows:
(i)
The votes equal to the number of shares of our common stock owned by the Rights Stockholder shall be voted as indicated by the Rights Stockholder on such Rights Stockholder’s proxy or ballot for the Annual Meeting; and

(ii)
The additional votes equal to the number of shares of our common stock owned by the Rights Stockholder multiplied by the Voting Factor shall be voted, without any further action from such Rights Stockholder, in the same proportion as shares of our common stock are voted (excluding any shares of our common stock that are not voted, including broker non-votes) on each of the Articles Amendments at the Annual Meeting.

Based on the number of shares owned by Eligible Stockholders that become Eligible Shares, the Board (or a committee thereof) shall set the Voting Factor, or a range representing the minimum Voting Factor and the maximum Voting Factor, on or after July 6, 2022 (the “Eligibility Confirmation Deadline”). The Voting Factor may be amended in the sole discretion of the Board (or a committee thereof), where written notice of any such amendment shall be distributed to all stockholders of record.
To vote the Voting Rights, stockholders will have to confirm that they are Eligible Stockholders by the Eligibility Confirmation Deadline, and continue to hold all Eligible Shares through July 13, 2022, the record date for the Annual Meeting. Based on Eligible Stockholders who established eligibility as of the Eligibility Record Date and confirmed ownership as of the record date for the Annual Meeting, if all such stockholders remain eligible to vote their Eligible Shares, the Voting Factor would be                  .
The Voting Rights and the Voting Plan will automatically terminate upon the occurrence of: (i) with respect to any Eligible Stockholder, upon any transfer of the Eligible Shares prior to the Annual Meeting record date; (ii) with respect to any Eligible Stockholder, the failure of such Eligible Stockholder to continuously own his, her or its Eligible Shares for the entirety of the period from the Eligibility Record Date through the record date for the Annual Meeting; (iii) with respect to any Rights Stockholder, the failure of such Rights Stockholder to timely submit such Rights Stockholder’s proxy or ballot for the Annual Meeting; (iv) the completion of the vote of the company’s stockholders at the Annual Meeting as to the approval or rejection of the Articles Amendments; or (v) the termination of the Voting Plan.

What constitutes a quorum, and why is a quorum required?
We are required to have a quorum of stockholders present to conduct business at the Annual Meeting. The presence, virtually or by proxy, of stockholders holding at least one third of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum, permitting us to transact business at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining a quorum. If we do not have a quorum, we will be forced to adjourn the Annual Meeting to a later date.
What is the difference between a stockholder of record and a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock Transfer”), you are considered the “stockholder of record” with respect to those shares.
If your shares are held by a brokerage firm, bank, trustee or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy statement and our Annual Report have been forwarded to you by your nominee who is considered the “stockholder of record” with respect to those shares. As the beneficial owner, you have the right to direct your nominee how to vote your shares by using the voting instruction form included in the mailing.
How do I vote my shares?
Stockholder of Record
If your shares are registered directly in your name, you may vote:
•
By mail.   Complete and mail the enclosed proxy card in the enclosed postage-prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Your proxy card must be mailed by the date shown on the proxy card to be counted.

•
Via the Internet.   You may vote via the Internet by going to http://www.cstproxyvote.com and following the on-screen instructions. Please have your proxy card available when you access the website. Your vote must be received by 11:59 p.m., ET, on August 23, 2022, to be counted.

•
Online during the Annual Meeting.   In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at https://www.cstproxy.com/invivotherapeutics/2022. You may vote your shares online while virtually attending the Annual Meeting by following instructions found on your notice, proxy card and/or voting instruction form. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Beneficial Owner of Shares Held in Street Name
If you hold shares in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. The stockholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to stockholders owning shares through most banks and brokers. Because the organization holding your account is considered the stockholder of record, you will need to contact your organization (bank, broker or intermediary) to obtain a legal proxy. Once you have your legal proxy, please contact Continental Stock Transfer at (917) 262-2373, or by email at proxy@continentalstock.com to have a control number generated and instructions sent to you regarding the Annual Meeting URL address.
What vote is required to approve each proposal?
The affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for Proposal No.1, the election of the Class II directors. The affirmative vote of the holders of a majority of the voting power of our outstanding common stock is required for Proposal No. 2, the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, and Proposal No. 3, the approval of an amendment to our Articles of Incorporation to authorize 1,000,000 shares of “blank-check” preferred stock. Proposal No. 4, the approval of the amendment to our 2015 Equity Incentive Plan, Proposal No. 5, the advisory vote on executive compensation, and Proposal No. 6, the ratification of RSM US LLP as our independent registered public accounting firm, will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.
Each share of our common stock issued and outstanding is entitled to one vote on each of the Proposals. In addition, certain shares of our common stock held by Rights Stockholders that hold a minimum of 50 shares of our common stock and have satisfied certain eligibility requirements have super voting rights on the Articles Amendments pursuant to the Voting Plan, as described above under “How many votes do I have?”
What if I sign and return my proxy without making any selections?
If you sign and return your proxy without making any selections, your shares will be voted as recommended by the Board. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the meeting other than those disclosed in this proxy statement.
What if I am a beneficial owner and I do not give the nominee voting instructions?
Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A “broker non-vote” occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as shares present and entitled to be voted with respect to a matter on which the nominee has expressly not voted. Proposals Nos. 1, 3, 4 and 5, relate to “non-routine” matters. Proposals Nos. 2 and 6 relate to “routine” matters. As a result, without your voting instructions, a broker will be able to vote your shares with respect to Proposals Nos. 2 and 6 but will not be able to vote your shares with respect to Proposals Nos. 1, 3, 4 or 5. As a result, a “broker non-vote” on Proposal No. 3 will have the same effect as a vote “AGAINST” the proposal because the proposal requires the affirmative vote of a majority of the voting rights of our outstanding common stock. A “broker non-vote” on each of Proposal No. 1, Proposal No. 4 or Proposal No. 5 will not be counted as a vote cast with regard to such proposal and, accordingly, will have no effect on the voting of such proposal.
What if I abstain or withhold authority to vote on a proposal?
On Proposal No. 1, the election of the Class II directors, votes withheld for a particular director nominee will have no effect on the outcome of the election of directors because directors are elected by a plurality of the votes cast. On Proposals Nos. 2 and 3, the approval of amendments to our Articles of Incorporation, if you sign and return your proxy marked “ABSTAIN,” it will have the same effect as a vote “AGAINST” the proposal, because each proposal requires the affirmative vote of a majority of the voting rights of our outstanding common stock. On Proposals No. 4, 5 and 6, if you sign and return your proxy marked “ABSTAIN”, your shares will not be voted on that proposal and will not be counted as votes cast with regard to that proposal and, accordingly, will have no effect on the voting on that proposal.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, it means that you hold shares of our common stock in more than one account. To ensure that all of your shares are voted, sign and return each proxy card. Alternatively, if you vote via the Internet or online during the virtual Annual Meeting, you will need to vote once for each proxy card you receive.

Can I change my vote after I have mailed a signed proxy card?
If you are the stockholder of record, you can change your vote at any time before your proxy is voted online during the Annual Meeting by the following means:
•
You can send the company’s Secretary a written notice stating that you revoke your earlier-dated proxy.

•
If you signed and returned a proxy card by mail and want to change your vote, you can complete, sign, date and deliver a new proxy card, dated a later date than the first proxy card.

•
If you submitted your proxy via the Internet, you may change your vote or revoke your proxy with a later Internet proxy, as the case may be. Your new vote must be received by 11:59 p.m., ET, on August 23, 2022, to be counted.

•
You can virtually attend the Annual Meeting and vote online as instructed above under “Online during the Annual Meeting.” Your virtual attendance at the Annual Meeting will not, however, by itself revoke your proxy. Even if you plan to virtually attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail or via the Internet so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

If you hold your shares in “street name” and have instructed your broker, bank, or other agent to vote your shares for you, you must follow the directions received from your broker, bank, or another agent to change those instructions.
Why is the Annual Meeting a virtual meeting?
The Annual Meeting will be held as a “virtual meeting” via the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting may enable greater stockholder attendance and participation from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at https://www.cstproxy.com/invivotherapeutics/2022 in advance of the Annual Meeting. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
How do I virtually attend the Annual Meeting?
We will host the Annual Meeting live online via webcast. In order to attend the Annual Meeting online, you must register in advance at https://www.cstproxy.com/invivotherapeutics/2022. If you are a registered shareholder, you received a proxy card from Continental Stock Transfer, along with instructions on how to attend the virtual Annual Meeting including the URL address, and your control number. You will need your control number for access to the Annual Meeting. If you do not have your control number, contact Continental Stock Transfer at (917) 262-2373, or by email at proxy@continentalstock.com. Beneficial owners of shares that are held in street name through a bank, broker or other intermediary, will need to contact such intermediary and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer at (917) 262-2373, or by email at proxy@continentalstock.com to have a control number generated and instructions sent you to regarding the Annual Meeting URL address.
Online registration for the Annual Meeting will begin on or around August 20, 2022 at 8:00 a.m., ET, and you should allow ample time for the online registration.
The webcast of the Annual Meeting will start at 8:00 a.m., ET, on August 24, 2022.
We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting at 8:00 a.m., ET, on August 24, 2022. If you encounter any difficulties accessing the virtual meeting during registration or at the time of the virtual meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.
Who can attend the Annual Meeting?
Only stockholders and our invited guests are invited to attend the Annual Meeting.

If I plan to virtually attend the Annual Meeting, should I still vote by proxy?
Yes. Casting your vote in advance does not affect your right to virtually attend the Annual Meeting. If you vote in advance and also virtually attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.
How do I submit a question at the Annual Meeting?
If you wish to submit a question, on the day of the Annual Meeting, beginning at 8:00 a.m., ET, on August 24, 2022, you may log into the virtual meeting platform at https://www.cstproxy.com/invivotherapeutics/2022, and follow the instructions there. The Annual Meeting will be governed by our Rules of Conduct and Procedures, which will be posted at https://www.cstproxy.com/invivotherapeutics/2022 in advance of the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the Annual Meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to Annual Meeting participants.
What if I have other questions regarding the Annual Meeting?
Should you have questions regarding the Annual Meeting or related proxy matters, please contact our proxy solicitors, Morrow Sodali LLC, at (800) 662-5200 (stockholders), or (203) 658-9400 (banks and brokerage firms).

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board currently consists of six directors serving on a classified board, consisting of three classes. The directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. Directors appointed due to an increase in the size of the Board may be filled by the Board for a term of office continuing only until the next election of directors by the company’s stockholders.
Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated each of Christina Morrison and Daniel Marshak for election as a Class II director. Each Class II director that is elected at the Annual Meeting will be elected to serve for a three-year term that will expire at our annual meeting of stockholders to be held in 2025. Ms. Morrison and Dr. Marshak have agreed to stand for election and to serve if elected. If either of Ms. Morrison or Dr. Marshak should become unable to accept election, the persons named on the proxy card as proxies may vote for another person selected by the Board. Management has no reason to believe that either of Ms. Morrison or Dr. Marshak will be unable to serve. Each nominee for election at the Annual Meeting is a current member of our Board.
Biographical and certain other information concerning our director nominees and our directors continuing in office is set forth below. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.
Information as to our Board of Directors and Nominees
Nominees for Class II Directors with Terms Expiring at the 2025 Annual Meeting
Daniel R. Marshak, Ph.D., 65, has been a director of our company since September 2014. He has served as part-time Chief Technology Officer to Phase Scientific International Ltd., a medical device and clinical diagnostics company, since 2017, and an Advisory Board member of Catalent Pharma Solutions Inc., a biologics manufacturer, since 2015. He most recently served in a full-time role as Senior Vice President and Chief Scientific Officer for PerkinElmer, Inc., a human and environmental health company, until September 2014. Prior to joining PerkinElmer in 2006, Dr. Marshak was Vice President and Chief Technology Officer, Biotechnology, for Cambrex Corporation and earlier, Chief Scientific Officer at Osiris Therapeutics Inc. Dr. Marshak has received numerous awards for scientific and academic achievements and is named as inventor on six issued U.S. patents. Dr. Marshak has served on the Board of Directors of Tecan Group, a leading global provider of automation solutions, since 2018. He also serves on the Board of Directors of LifeVault Bio, a private biotechnology company, OTORO Energy Inc., a private renewable energy company, Elevian, Inc., a private biotechnology company, and RareCyte, Inc., a private life sciences tools company. Dr. Marshak is the author of more than 100 scientific publications, including one textbook, and has been the editor of five monographs. He held an appointment as Adjunct Associate Professor at the Johns Hopkins University School of Medicine, served as Senior Staff Investigator at Cold Spring Harbor Laboratory, and previously taught graduate biochemistry as an Assistant Professor at the State University of New York, now Stony Brook University. Dr. Marshak received his B.A. degree in biochemistry and molecular biology from Harvard University, and he holds a Ph.D. in biochemistry and cell biology from The Rockefeller University. Dr. Marshak brings to our Board extensive industry experience and a deep understanding of the science and technology behind our business.
Christina Morrison, 55, has served as a director of our company since June 2016. Ms. Morrison has served as Chief Financial Officer of Physicians Endoscopy, an ambulatory surgical center management company, since April 2018. Prior to that Ms. Morrison served as the Senior Vice President of Finance of Aramark, a publicly traded foodservice, facilities and uniform services provider, from June 2013 until July 2016. Prior to joining Aramark, Ms. Morrison was Senior Vice President of Business and Financial Planning at Merck & Co., Inc., a publicly traded pharmaceutical company, from November 2009 to June 2013. Before that, Ms. Morrison spent five years at Wyeth Pharmaceuticals, a publicly traded pharmaceutical company, serving in a number of leadership roles including Senior Vice President and Chief Financial Officer of the pharmaceutical division. Ms. Morrison holds an M.B.A. from the Tuck School of Business at

Dartmouth College and a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Morrison brings to our Board significant financial experience and a decade of experience in the pharmaceutical industry.
Continuing Class III Directors with Terms Expiring at the 2023 Annual Meeting
Richard Toselli, M.D. 64, has served as our President and Chief Executive Officer and a director since February 2018. Prior to being appointed President and Chief Executive Officer and a director, Dr. Toselli served as our Acting Chief Executive Officer from December 2017 to February 2018. Since July 2017, Dr. Toselli has also served as our Chief Medical Officer. Before joining the company, Dr. Toselli served as the Chief Medical Officer for Cochlear Limited, a medical device company, from June 2016 until March 2017. Prior to that, Dr. Toselli served at Sanofi, a pharmaceutical company, from July 2012 to June 2016 in various levels of increasing responsibility, including Vice President of Global Medical Affairs — Immunology and Inflammation, Biologics Division; Vice President of Global Medical Affairs and Head of the Biosurgery Discovery Performance Unit; and Vice President of Global Medical Affairs, Biosurgery. Before his time at Sanofi, he served as Chief Medical/Technology Officer for Covidien Public Limited Company (now Medtronic Public Limited Company), a medical device company, and earlier held the position of Vice President of Evidence-Based Medicine for the device sector at Johnson & Johnson, a medical device, pharmaceutical and consumer packaged goods manufacturing company. Prior to that, Dr. Toselli held various roles at DePuy Synthes Spine, Inc., a medical device company, including Director of Medical Affairs, Worldwide Vice President of Research and Development, and Worldwide Vice President of Clinical Evidence and External Relations. Since May of 2022, Dr. Toselli has also served on the Board of SpineX, a private biotechnology company developing neuromodulation devices for neurologic disorders. Dr. Toselli holds a Bachelor of Arts from Providence College, his medical degree from Brown University, and a Master of Business Administration from the UNC’s Kenan-Flagler Business School. Dr. Toselli is a board-certified neurological surgeon. Dr. Toselli brings to our Board a significant amount of experience in medical and regulatory affairs, as well as a deep understanding of neurosurgery, medical devices and the science and technology involved in our business.
Robert J. Rosenthal, Ph.D., 65, has been a director of our company since November 2019. Dr. Rosenthal currently serves as Chairman of the Board of Directors of Taconic Biosciences, Inc., a privately-held provider of research models for the pharmaceutical and biotech industry, where from 2014 to 2019 he also served as Chief Executive Officer. Dr. Rosenthal also currently serves as a director of the Bruker Corporation, a publicly traded manufacturer of analytic instruments, since 2015, and as Chairman of Care Everywhere, a private healthcare IT and medical device provider, since April of 2022. Dr. Rosenthal previously served from 2007 to May of 2022 as a director of Safeguard Scientifics, Inc., a publicly-traded provider of capital for early- and growth-stage companies, and as Chairman of its Board of Directors since May 2016. Since 2013, he has also served as a director of Galvanic Applied Sciences, Inc., a privately-held Canadian company. Since 1995, Dr. Rosenthal previously served in a variety of senior management positions with companies involved in the development of diagnostics, therapeutics, medical devices, and life sciences tools, most recently including from 2010 through 2012 as President and Chief Executive Officer of IMI Intelligent Medical Implants, AG, a medical technology company, and from 2005 through 2009 as President and Chief Executive Officer of Magellan Biosciences, Inc., a provider of clinical diagnostics and life sciences research tools. Earlier in his career, Dr. Rosenthal served in senior management positions at Perkin Elmer Inc. and Thermo Fisher Scientific, Inc. Dr. Rosenthal holds a Ph.D. from Emory University and a Master of Science degree from the State University of New York. Dr. Rosenthal brings to our Board an extensive understanding of and experience in strategic planning and positioning; corporate, business and product development; operations management; capital markets transactions; debt and equity financings; fund-raising; merger and acquisition transactions; corporate finance; and corporate governance.
Continuing Class I Directors with Terms Expiring at the 2024 Annual Meeting
C. Ann Merrifield, 71, has been a director of our company since November 2014. She currently serves as a board director for a number of public and private companies which include Lyra Therapeutics, a public biotechnology company; and MassMutual Premier, Select, Advantage, MML and MMLII Funds, a portfolio of mutual funds. Ms. Merrifield also serves as trustee and director on several other boards including Spaulding Rehabilitation Network, the post-acute care services division of Mass General Brigham;

Huntington Theatre Company, a non-profit organization; and the YMCA of Greater Boston. Ms. Merrifield has served as the Chairperson of the Audit Committee of the MassMutual Funds since January 2022. She also served on the Board of Directors of Flexion Therapeutics, a public biotechnology company, from 2014 through 2021 when it was acquired by Pacira Biosciences; the Board of Directors of Juniper Pharmaceuticals, a specialty pharmaceuticals company, from 2015 to 2018 when it was acquired by Catalent, and the Board of Directors of Veritas Genetics, a private genomics company, from 2015 through 2018. Previously, Ms. Merrifield served as President, Chief Executive Officer and a director of PathoGenetix, a genomics company focused on developing an automated system for rapid bacterial identification from 2012 until July 2014 when the company filed for Chapter 7 bankruptcy. Prior to then, she spent 18 years at Genzyme Corporation, serving in a number of leadership roles including President of Genzyme Biosurgery, President of Genzyme Genetics and Senior Vice President Business Excellence. She holds a B.A. in zoology and a Master of Education from the University of Maine and an M.B.A. from the Tuck School of Business at Dartmouth College. Ms. Merrifield brings to our Board an invaluable amount of experience and expertise over her long career in the life sciences industry.
Richard J. Roberts, Ph.D.,F.R.S., 78, has been a director of our company since October 2010 and a director of InVivo Therapeutics Corporation, our wholly-owned subsidiary, since November 2008. Dr. Roberts initially joined InVivo Therapeutics Corporation’s Scientific Advisory Board in June 2007 and continued as a member of our Scientific Advisory Board. He has served as Chief Scientific Officer at New England Biolabs, a life sciences company, since February 2007. Dr. Roberts was awarded the 1993 Nobel Prize in Physiology of Medicine along with Phillip Allen Sharp for the discovery of introns in eukaryotic DNA and the mechanism of gene-splicing. He holds a B.Sc. in Chemistry and a Ph.D. in Organic Chemistry from the University of Sheffield, U.K. Dr. Roberts brings the Board his significant experience and understanding of the science and technology involved in our business.
Vote Required
The affirmative vote of a plurality of the votes cast by the holders of our common stock, present or represented by proxy at the Annual Meeting and entitled to vote, is required for the election of our director nominees.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS II DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Director Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent, that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that compensation committee members also satisfy heightened independence requirements contained in the Nasdaq Listing Rules as well as Rule 10C-1 under the Exchange Act. Under Nasdaq Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the listed company’s board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. When determining the independence of the members of our Compensation Committee under the heightened independence requirements contained in the Nasdaq Listing Rules and Rule 10C-1 under the Exchange Act, our Board is required to consider all factors specifically relevant to determining whether a director has a relationship with us that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (1) the source of compensation of that director, including any consulting, advisory, or other compensatory fee paid by us to that director; and (2) whether that director is affiliated with our company, a subsidiary of our company, or an affiliate of a subsidiary of our company.
Our Board has reviewed the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board has determined that each of our directors, other than Dr. Toselli, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules.
Our Board also determined that Dr. Rosenthal, Dr. Marshak and Ms. Morrison, who comprise our Audit Committee, and Ms. Merrifield, Ms. Morrison, and Dr. Roberts, who comprise our Compensation Committee, satisfy the independence standards for such committees established by the Securities and Exchange Commission (“SEC”) and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.
Board Meetings and Attendance
The Board held nine meetings during 2021. Each director attended at least 75% of the total (i) regular Board meetings held during the period for which he or she was a director and (ii) meetings of the committee(s) of our Board on which he or she served (during the periods that he or she served). Our directors are encouraged, but not required, to attend our Annual Meeting of Stockholders. One director then serving on the Board was in attendance at our 2021 Annual Meeting of Stockholders.

Board Diversity
In accordance with Nasdaq’s Board Diversity Rule, we have elected to include our board diversity matrix in this proxy statement as set forth below:
Board Diversity Matrix (As of July , 2022)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Board Leadership Structure
At the time our Board appointed Dr. Toselli as our permanent Chief Executive Officer in February 2018, our Board also determined to separate the role of our Chief Executive Officer and the role of the Chair of the Board. Ms. Merrifield, who previously served as our Lead Director, was appointed in February 2018 and currently serves as non-executive Chair of the Board. The Board’s determination to separate the offices of Chair of the Board and Chief Executive Officer is expected to enhance board independence and oversight, and to allow the Chief Executive Officer to better focus on his responsibilities of managing the company, enhancing stockholder value and expanding and strengthening our business while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.
The Board does not have a formal policy on whether the positions of Chair of the Board and Chief Executive Officer should be separate and continues to believe that there is no uniform solution for a board leadership structure. The company has at times separated the positions of Chair of the Board and Chief Executive Officer and at times combined the two positions. Our Board will periodically review the optimal leadership structure of the Board and believes that the right structure should be informed by the needs and circumstances of our company, the Board and our stockholders.
Board Committees
The Board has designated three principal standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee.
Audit Committee
The Audit Committee assists the Board in fulfilling its responsibilities concerning our financial reporting and internal controls. The Audit Committee facilitates open communication among the Audit Committee, the Board, our independent auditor, and management. The Audit Committee discusses with management and our independent auditor the financial information developed by us, our systems of internal controls and our audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining, and, where necessary, terminating the engagement of our independent auditor. The independent auditor meets with the Audit Committee (both with and without the presence of our management) to review and discuss various matters pertaining to the audit, including our financial statements and its report on the company’s financial statements and internal controls, as well as the scope and terms of the work of our independent auditor and its recommendations concerning the financial practices, controls, procedures and policies employed by our company. The current members of our Audit Committee are Dr. Rosenthal (Chair), Dr. Marshak, and Ms. Morrison. The Audit Committee held four meetings in 2021.
The Audit Committee pre-approves all audit services to be provided to us by our independent auditor and all other services (including reviewing and non-audit services) to be provided to us by the independent auditor.
The Audit Committee is also charged with establishing procedures for (i) the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee reviews and oversees all related party transactions on an ongoing basis. The Audit Committee is authorized, without further action by the Board, to engage independent professional advisers and counsel as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, which is reviewed annually and a copy of which is available on the “Corporate Governance” page of the “Investors & Media” section of our website at www.invivotherapeutics.com.
The Board has determined that each of Dr. Rosenthal and Ms. Morrison is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies, overseeing the annual review of succession planning by the Board and proposing potential director nominees to the Board for consideration. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is reviewed annually and a copy of which is available on the “Corporate Governance” page of the “Investors & Media” section of our website at www.invivotherapeutics.com.
The current members of our Nominating and Corporate Governance Committee are Ms. Merrifield (Chair), Dr. Marshak, Dr. Roberts and Dr. Rosenthal. The Nominating and Corporate Governance Committee held four meetings in 2021.
Process for Stockholder Nominations
The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders pursuant to our company’s Policy Governing Director Nominations and Stockholder-Board Communications, which policy is reviewed by the Nominating and Corporate Governance Committee annually, a copy of which is available on the “Corporate Governance” page of the “Investors & Media” section of our website. To recommend a nominee, please write to the Nominating and Corporate Governance Committee, InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402 Cambridge, MA 02139, Attn: Chair, Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee has established a set of criteria by which it will seek to evaluate candidates to serve on our Board. The evaluation includes selection based on criteria including factors such as experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the company, high standards of personal and professional integrity, demonstrated business judgment, complimentary skill sets that can add to the functionality and collaboration with the current Board members, independence, knowledge of our company generally, age and dedication to the success of the company. While the value of diversity is considered, it would not be weighted any more or less in any evaluation process than any other criteria. The Nominating and Corporate Governance Committee will assess all director nominees using the same criteria and does not distinguish Board candidates based on whether the candidate is recommended by a stockholder of the company. During

2021, we did not receive any director nominee suggestions from stockholders. Stockholder recommendations for nomination must be in writing and include the following:
•
the name and address of the stockholder making the recommendation;

•
the number of shares of our common stock that such stockholder owns beneficially and holds of record;

•
the name and address of the individual recommended for consideration as a director nominee;

•
the principal occupation and experience of the director nominee;

•
the total number of shares of our common stock that the stockholder making the recommendation will vote for the director nominee;

•
a written statement from the stockholder making the recommendation stating whether the director nominee has indicated his or her willingness to serve if elected and why such recommended candidate would be able to fulfill the duties of a director; and

•
any other information regarding the director nominee that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

The Nominating and Corporate Governance Committee has utilized a third-party search firm to identify Board candidates in the past and may in the future continue to use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.
Compensation Committee
The Compensation Committee reviews and recommends compensation arrangements for our directors, management, and employees and also assists the Board in reviewing and approving matters such as company benefits and insurance plans, including monitoring the performance thereof. The Board has adopted a written charter for the Compensation Committee, which is reviewed annually and a copy of which is available on the “Corporate Governance” page of the “Investors & Media” section of our website at www.invivotherapeutics.com.
The Compensation Committee is authorized under its charter to retain consultants to assist it in the evaluation of executive compensation and to approve the fees and other retention terms for its consultants. The Compensation Committee has retained Pearl Meyer & Partners (“Pearl Meyer”) as a compensation consultant to review our compensation programs and provide advice to the Compensation Committee with respect to executive compensation. Pearl Meyer does not provide any other services to the company. The Committee annually reviews the independence of the consultant’s work under rules adopted by the SEC and Nasdaq and has found no conflicts. As appropriate, the Compensation Committee also looks to our human resources department to support the Compensation Committee in its work and to provide necessary information.
The current members of our Compensation Committee are Ms. Morrison (Chair), Dr. Roberts, and Ms. Merrifield. The Compensation Committee held four meetings in 2021.
Risk Management Oversight
The Board takes an active role, as a whole and at the committee level, in overseeing management of our company’s risks. Generally, the Board, with the assistance of its committees, is involved in overseeing our major risk exposures and monitors and assesses those risks in reviews with management and with our outside advisors and independent registered public accounting firm. The Audit Committee reviews regulatory risk, operational risk, and enterprise risk, particularly as they relate to financial reporting, on a regular basis with management and our independent registered public accounting firm. The Nominating and Corporate Governance Committee oversees the Board’s annual review of our succession planning. The Compensation Committee monitors compensation policies and compensation-related risks by review with management and outside advisors.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, as amended, that applies to all employees, officers, and directors of our company, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available on the “Corporate Governance” page of the “Investors & Media” section of our website at www.invivotherapeutics.com. A copy of our Code of Business Conduct and Ethics can also be obtained free of charge by contacting our Secretary, c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, MA 02139. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website.
Stockholder Communications to the Board
All communications to our Board, its committees or any individual director must be in writing and addressed to our Secretary, c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, MA 02139. All communications will be reviewed by the Secretary and, unless otherwise indicated in such communication, submitted to the Board or an individual director, as appropriate.

DIRECTOR COMPENSATION
The following table sets forth the compensation of our non-employee directors for 2021. For information on the compensation of Dr. Toselli, our current President and Chief Executive Officer, see “Executive Compensation” below.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Daniel R. Marshak, Ph.D.	53,431	13,857	67,288
C. Ann Merrifield	77,500	13,857	91,357
Richard J. Roberts, Ph.D.	48,750	13,857	62,607
Christina Morrison	55,756	13,857	69,613
Robert J. Rosenthal, Ph.D.	58,750	13,857	72,607

(1)
The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with Accounting Standards Codification 718 (“ASC 718”), not the actual amounts paid to or realized by the individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 9 to our Consolidated Financial Statements included in our Annual Report. As of December 31, 2021, the aggregate number of options to purchase shares of our common stock outstanding for each director listed above, including both vested and unvested shares, was as follows: Dr. Marshak, 605 shares; Ms. Merrifield, 605 shares; Dr. Roberts, 607 shares; Ms. Morrison, 604 shares; and Dr. Rosenthal, 600 shares.

Our director compensation policy provides for the following compensation to our non-employee directors:
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an annual retainer of $40,000 per year, paid quarterly, to each non-employee director;

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an annual retainer of $15,000, paid quarterly, to the Audit Committee Chair, and an annual retainer of $7,500, paid quarterly, to each member of the Audit Committee of the Board;

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an annual retainer of $10,000, paid quarterly, to the Compensation Committee Chair, and an annual retainer of $5,000, paid quarterly, to each member of the Compensation Committee of the Board;

•
an annual retainer of $7,500, paid quarterly, to the Nominating and Corporate Governance Committee Chair, and an annual retainer of $3,750, paid quarterly, to each member of the Nominating and Corporate Governance Committee of the Board;

•
an annual retainer of $25,000, paid quarterly, to the Chair of the Board; and

•
when applicable, an annual retainer of $15,000, paid quarterly, to any Lead Director of the Board.

Non-employee directors are reimbursed for reasonable travel expenses in connection with attendance at meetings of the Board or any of its committees that are conducted in person and other activities directly related to the service to the company.
At the Board’s discretion, each non-employee director may also receive an annual grant of a stock option to purchase shares of our common stock at an exercise price equal to the closing price of our common stock on the date of grant. Any such options vest in 12 equal installments on each monthly anniversary of the date of grant until fully vested on the first anniversary of the date of grant, provided that such director remains a director of our company on each such vesting date. Alternatively, the Board may elect to grant restricted stock units or restricted stock awards. In March 2021, the Company granted options to purchase an aggregate of 600 shares of our common stock at an exercise price of $27.50 per share to each of the non-employee directors. These options vested in full on the first anniversary of the date of grant.

EXECUTIVE OFFICERS
Richard M. Toselli is our President, Chief Executive Officer, and a director. Please see Proposal No. 1 — Election of Directors — “Information as to our Board of Directors and Nominees” above for biographical information regarding Dr. Toselli.
Richard Christopher, 52, was appointed as our Chief Financial Officer in January 2019. Previously, Mr. Christopher was the Chief Financial Officer of iCAD, Inc. from December 2016 through January 2019. iCAD, Inc. is a Nasdaq-listed company with a focus on therapies and solutions for the early identification and treatment of cancer. Prior to iCAD, Inc., Mr. Christopher was Chief Financial Officer from March 2014 through December 2016 and Chief Operating Officer from October 2015 through December 2016 of Caliber Imaging & Diagnostics, Inc. (“Caliber”), a medical technology company focused on cancer detection imaging solutions, with primary applications in dermatology. Prior to Caliber and starting in 2000, Mr. Christopher held various positions of increasing responsibility at DUSA Pharmaceuticals, Inc., a Nasdaq-listed dermatology company focused on the treatment of precancerous skin lesions, where he ultimately served as Chief Financial Officer from January 2005 through its acquisition and integration into Sun Pharmaceuticals Industries Ltd. in April 2013. Mr. Christopher holds a Master of Science in Accounting from Suffolk University and a Bachelor of Science in Finance from Bentley University.
EXECUTIVE COMPENSATION
Set forth below is information regarding the compensation of (i) our President and Chief Executive Officer and (ii) our Chief Financial Officer. Such officers are collectively referred to as our “named executive officers.”
2021 Summary Compensation Table
The following table sets forth information regarding the compensation awarded to, earned by, or paid to our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Richard Toselli President and Chief Executive Officer	2021	516,672	409,032	139,266(3)	14,566(4)	1,079,536
	2020	499,200	353,600	—	17,127(5)	869,927
Richard Christopher Chief Financial Officer	2021	355,212	254,569	69,633(6)	18,422(7)	697,836
	2020	343,200	217,360	—	18,375(8)	578,935

(1)
See below, “Narrative to Summary Compensation Table — Bonuses” for a description of the bonuses paid to Dr. Toselli and Mr. Christopher in 2020 and 2021.

(2)
The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 9 to our Consolidated Financial Statements included in our Annual Report.

(3)
Dr. Toselli received options to purchase an aggregate of 6,000 shares with an exercise price of $27.50 per share. The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 9 to the Consolidated Financial Statements included in our Annual Report.

(4)
Represents (i) $66 in vested restricted stock and (ii) $14,500 in 401(k) cash matching contributions under our 401(k) profit sharing plan.

(5)
Represents (i) $114 in vested restricted stock, (ii) $14,250 in 401(k) cash matching contributions under our 401(k) profit sharing plan, (iii) $2,313 in accommodation expenses and (iv) $450 in commuting expenses.

(6)
Mr. Christopher received options to purchase an aggregate of 3,000 shares with an exercise price of

$27.50 per share. The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 9 to the Consolidated Financial Statements included in our Annual Report.
(7)
Represents (i) $14,500 in 401(k) cash matching contributions under our 401(k) profit sharing plan and (ii) $3,922 in commuting expenses.

(8)
Represents (i) $14,250 in 401(k) cash matching contributions under our 401(k) profit sharing plan and (ii) $4,125 in commuting expenses.

Narrative to Summary Compensation Table
Base Salary.   We paid Dr. Toselli an annualized base salary of $516,672 and $499,200 in 2021 and 2020, respectively. We paid Mr. Christopher an annualized base salary of $355,212 and $343,200 in 2021 and 2020, respectively. We use base salaries to recognize the experience, skills, knowledge, and responsibilities required of all of our employees, including our named executive officers. Dr. Toselli’s employment agreement provides that his salary will be reviewed by the Board and adjusted upward no less frequently than annually. Mr. Christopher is not party to an employment agreement or other arrangement that provides for automatic or scheduled increases in base salary.
Bonuses.   Our Board may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers and conduct an annual performance review to determine the attainment of such goals. Our management may propose bonus awards to our Board primarily based on such review process. Our Board makes the final determination of the eligibility requirements for and the amount of such bonus awards. Under the terms of their respective employment agreements, each of our named executive officers is eligible to receive an annual performance-based bonus, as determined by our Board in its sole discretion, with a target of a specified percentage of such officer’s annual base salary earned in such particular calendar year, which percentage shall be subject to adjustment from time to time by our Board in its sole discretion. Our Board determines the amount of the bonus, if any, based on its assessment of the named executive officer’s performance and that of the company against appropriate goals established annually by our Board. The current target annual bonus percentage for each of our named executive officers is 50% and 40% for Dr. Toselli and Mr. Christopher, respectively.
With respect to 2021, we awarded Dr. Toselli a performance bonus of $193,752 based on our achievement of certain company goals. In 2021, we also awarded Dr. Toselli a special bonus of $215,280, which was contingent upon his continued service as an active employee of the company through December 31, 2021. In 2021, we awarded Mr. Christopher a performance bonus of $106,564 based on our achievement of certain company goals. In 2021, we also awarded Mr. Christopher a special bonus of $148,005, which was contingent upon his continued service as an active employee of the company through December 31, 2021.
With respect to 2020, we awarded Dr. Toselli a performance bonus of $187,200 based on our achievement of certain company goals. In 2020, we also awarded Dr. Toselli a special bonus of $166,400, which was contingent upon his continued service as an active employee of the company through December 31, 2020. In 2020, we awarded Mr. Christopher a performance bonus of $102,960 based on our achievement of certain company goals. In 2020, we also awarded Mr. Christopher a special bonus of $114,400, which was contingent upon his continued service as an active employee of the company through December 31, 2020.
On August 11, 2021, our Board adopted a Transaction Incentive Plan (the “Transaction Incentive Plan”) under which certain employees, including each of Dr. Toselli and Mr. Christopher, are eligible to receive a predefined percentage of the Transaction Consideration (as defined in the Transaction Incentive Plan) paid in connection with a Company Acquisition (as defined in the Transaction Incentive Plan), minus the value of vested equity held by such participant. Payments under the Transaction Incentive Plan are payable to each participant on the date that is six months following the closing of the applicable Company Acquisition (the “Payment Date”), subject to the participant’s continued employment with the company, a Related Entity or the Acquiring Entity (as such terms are defined in the Transaction Incentive Plan) on such date; provided that, in the event that the participant’s employment with the company, a Related Entity or the Acquiring Entity is terminated without Cause or by the participant for Good Reason (as such terms are defined in the Transaction Incentive Plan), in either case following the Company Acquisition but prior to the Payment Date, then the amount payable shall be paid to the participant within ten days following the participant’s termination of employment. The Transaction Incentive Plan automatically terminates 12 months from effectiveness, or on August 11, 2022, subject to the right of our Board to extend the effectiveness of the Transaction Incentive Plan in its sole discretion.
Equity Incentives.   Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options or restricted stock units.
In 2021, we granted options to purchase an aggregate of 6,000 shares and 3,000 shares of our common stock to Dr. Toselli and Mr. Christopher, respectively. We did not grant any equity awards to Dr. Toselli or Mr. Christopher in 2020.
We award our stock options on the date our Board approves the grant. We set the option exercise price equal to the fair market value of shares of our common stock on the date of grant, which is determined by reference to the closing market price of our common stock on the date of grant. For grants in connection with initial employment, vesting typically begins on the initial date of employment. Time vested equity grants to our executives and other employees typically vest either: (i) 25% on the first anniversary of grant or, if earlier, the initial employment date and in equal monthly installments thereafter, through the fourth anniversary of the vesting commencement date; or (ii) 33.33% on the first anniversary of the grant date, 33.33% on the second anniversary of the grant date and the remaining 33.33% on the third anniversary of the grant date, and have a term of ten years from the grant date.
Agreements with our Executive Officers
Richard Toselli, M.D., President and Chief Executive Officer.   In connection with his appointment as acting Chief Executive Officer in December 2017, we entered into an employment agreement with Dr. Toselli. Under the employment agreement, Dr. Toselli receives an annual base salary, subject to adjustment from time to time, and is eligible to receive an annual cash bonus equal to 50% of his annual salary, subject to his performance of specified objectives to be established by the Board (or a designated Board committee) each year. Dr. Toselli is eligible to receive all medical, dental and other benefits to the same extent as provided to our other senior management employees. In connection with becoming the company’s Chief Executive Officer rather than Acting Chief Executive Officer, Dr. Toselli became eligible for certain severance benefits under his employment agreement.
Under our employment agreement with Dr. Toselli, if his employment is terminated by us without Cause (as defined in the employment agreement), or by Dr. Toselli for Good Reason (as defined in the employment agreement), in the absence of a Change in Control (as defined in our 2015 Equity Incentive Plan) then (i) we are obligated to pay severance (consisting of base salary in effect at the time of termination) to Dr. Toselli for a period of 18 months, plus continued health insurance benefits for a period of 18 months and (ii) the unvested portion of any stock options held by him will vest as with respect to an additional 12 months. If Dr. Toselli’ s employment is terminated by us without Cause, or by Dr. Toselli for Good Reason within 12 months following of a Change in Control then (a) we are obligated to pay severance (consisting of two times base salary in effect at the time of termination and 100% of his target annual bonus) to Dr. Toselli, plus continued health insurance benefits for a period of 18 months, (b) pay a pro rata portion of the annual bonus for the year in which the termination occurs based on a good faith determination of the attainment of the applicable goals and (c) the unvested portion of any stock options held by him will vest fully. The severance payments and the accelerated vesting of options are contingent on execution of a general release of claims against our company and are in addition to any accrued obligations to Dr. Toselli unpaid by us prior to the time of termination.

The employment agreement also contains various restrictive covenants, including covenants relating to non-solicitation, confidentiality and assignment of inventions.
Richard Christopher, Chief Financial Officer.   In connection with his employment with the company and pursuant to the terms of an employment agreement dated December 24, 2018, Mr. Christopher receives an annual base salary as set by our Board. Mr. Christopher is also eligible for an annual bonus that targets forty percent (40%) of his annualized base salary based upon achievement of certain performance goals.
Mr. Christopher is also entitled to severance payments under his employment agreement. If we terminate Mr. Christopher’s employment without Cause (as defined in the employment agreement) or if he terminates his employment for Good Reason (as defined in the employment agreement), in each case prior to, or more than 12 months following, a Change in Control, then he is entitled (i) to continue to be paid his base salary as in effect on the termination date for a period of 12 months and (ii) to continue to receive his benefits under the company’s employee group health insurance plan until the earlier of (a) six months following the termination date or (b) the date he becomes eligible for coverage under a new employer’s group health plan.
If we terminate Mr. Christopher’s employment without Cause or he terminates his employment for Good Reason, in each case within 12 months following a Change in Control, then he is entitled (i) to an amount equal to 1.5 times his base salary as in effect on the termination date, plus 100% of his target annual bonus, in each case at the salary and target annual bonus level in effect on the termination date or, if higher, at any time within the six month period preceding the Change in Control, (ii) to acceleration in full of the vesting on all outstanding, unvested equity awards held by him and (iii) to continue to receive his benefits under the company’s employee group health insurance plan until the earlier of (a) 12 months following the termination date or (b) the date he becomes eligible for coverage under a new employer’s group health plan. The severance payments are contingent upon Mr. Christopher executing a general release of claims against our company.
The employment agreement also contains various restrictive covenants, including covenants relating to non-solicitation, confidentiality and assignment of inventions. In addition, under the terms of the employment agreement, Mr. Christopher will also be eligible for medical, dental and other fringe benefits available to our other senior management members or any benefit plans established or adopted by us.
Potential Payments Upon Termination or Change in Control
Our named executive officers are entitled to certain payments upon a termination of employment or a change in control. Please see “Narrative to Summary Compensation Table” and “Agreements with our Executive Officers” for information regarding potential payments upon termination or a change in control.
Outstanding Equity Awards at Fiscal Year End
The following table summarizes the option and stock awards made to our named executive officers that were outstanding on December 31, 2021.
	Option Awards					Stock Awards
Name	Award Grant Date	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Richard Toselli	7/5/2017	18	—	47,812.50	7/5/2027
	3/18/2021	—	6,000(2)	27.50	3/17/2031
						9/25/2019	92(3)	1,049
Richard Christopher	1/14/2019	80	40(4)	1,147.50	1/14/2029
	3/18/2021	—	3,000(2)	27.50	3/17/2031
						9/25/2019	64(5)	722

(1)
The value of the award is based on a price per restricted stock unit award of $11.40, the closing sale price of our common stock on December 31, 2021.

(2)
50% of the shares underlying the option vest on the first anniversary of the grant date, and the remaining shares vest on the second anniversary of the grant date, subject to continued service.

(3)
Represents 92 shares of restricted stock, which vest on September 25, 2022, subject to continued service.

(4)
One third (1/3) of the shares underlying the stock option vested on the first anniversary of the grant date, one third (1/3) of the shares underlying the stock option vested on the second anniversary of the grant date and the remaining one third (1/3) of the shares underlying the stock option are scheduled to vest on January 14, 2022, subject to continued service.

(5)
Represents 64 shares of restricted stock, which vest on September 25, 2022, subject to continued service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of June 15, 2022 with respect to the beneficial ownership of our common stock by:
•
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power, and his or her address is c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, MA 02139. Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days of June 15, 2022 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person.
The percentage ownership of our common stock of each person or entity named in the following table is based on 1,391,160 shares of our common stock outstanding as of June 15, 2022.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Named Executive Officers
Richard Toselli, M.D.(1)	3,411	*
Richard Christopher(2)	1,976	*
C. Ann Merrifield(3)	898	*
Richard J. Roberts, Ph.D.(4)	619	*
Daniel R. Marshak, Ph.D.(5)	605	*
Christina Morrison(6)	604	*
Robert J. Rosenthal, Ph.D(7)	600	*
All current directors and executive officers as a group (7 persons)(8)	8,713	*

*
Percentage of shares beneficially owned does not exceed one percent.

(1)
Consists of (a) 155 shares of common stock owned by Dr. Toselli, (b) 3,018 shares of common stock underlying options held by Dr. Toselli that are exercisable as of June 15, 2022 or will become exercisable within 60 days after such date, (c) 146 shares of common stock underlying warrants held by Dr. Toselli that are exercisable as of June 15, 2022 and (d) 92 shares of restricted common stock granted to Dr. Toselli.

(2)
Consists of (a) 146 shares of common stock owned by Mr. Christopher (b) 1,620 shares of common stock underlying options held by Mr. Christopher that are exercisable as of June 15, 2022 or will become exercisable within 60 days after such date, (c) 146 shares of common stock underlying warrants held by Mr. Christopher that are exercisable as of June 15, 2022 and (d) 64 shares of restricted common stock granted to Mr. Christopher.

(3)
Consists of (a) 147 shares of common stock owned by Ms. Merrifield, (b) 605 shares of common stock underlying options held by Ms. Merrifield that are exercisable as of June 15, 2022 or will become exercisable within 60 days after such date, and (c) 146 shares of common stock underlying warrants held by Ms. Merrifield that are exercisable as of June 15, 2022.

(4)
Consists of (a) 12 shares of common stock owned by Dr. Roberts and (b) 607 shares of common stock underlying options held by Dr. Roberts that are exercisable as of June 15, 2022 or will become exercisable within 60 days after such date.

(5)
Consists solely of shares of common stock underlying options held by Dr. Marshak that are exercisable as of June 15, 2022 or will become exercisable within 60 days after such date.

(6)
Consists solely of shares of common stock underlying options held by Ms. Morrison that are exercisable as of June 15, 2022 or will become exercisable within 60 days after such date.

(7)
Consists solely of shares of common stock underlying options held by Mr. Rosenthal that are exercisable as of June 15, 2022 or will become exercisable within 60 days after such date.

(8)
Consists of (a) 460 shares of common stock owned by all current executive officers and directors as a group (b) 7,659 shares of common stock underlying options that are exercisable as of June 15, 2022 or will become exercisable within 60 days after such date, (c) 438 shares of common stock underlying warrants that are exercisable as of June 15, 2022 and (c) 156 shares of restricted common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Policy
Our Board has adopted written policies and procedures for the review of related party transactions. The Audit Committee reviews and oversees all related party transactions on an ongoing basis. A “related party transaction” is a transaction that meets the minimum threshold for disclosure in the proxy statement under applicable SEC rules (generally, transactions involving amounts exceeding the lesser of (i) 1% of our total assets and (ii) $120,000, in which a “related person” or entity has a direct or indirect material interest). “Related persons” include our executive officers, directors, beneficial owners of 5% or more of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. When a potential related party transaction is identified, management presents it to the Audit Committee to determine whether to approve or ratify it.
The Audit Committee reviews the material facts of any related party transaction and either approves or disapproves of entering into the transaction. In the course of reviewing the related party transaction, the Audit Committee considers whether (i) the transaction is fair and reasonable to our company, (ii) the transaction is in, or not inconsistent with, our company’s best interests under all possible circumstances, and (iii) the transaction will be on terms no less favorable to our company than we could have obtained in an arm’s-length transaction with an unrelated third party. If advance approval of a related party transaction is not feasible, then the transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party. When a related party transaction is ongoing, any amendments or changes are reviewed, and the transaction is reviewed annually for reasonableness and fairness to our company.
In October 2020, we completed a registered public offering (the “October 2020 Offering”) in which we sold an aggregate of (i) 471,400 shares of our common stock and Series A Warrants (the “October 2020 Series A Warrants”) exercisable for an aggregate of 471,400 shares of our common stock at a combined public offering price of $20.00 per share and associated warrant and (ii) pre-funded Series B warrants exercisable for an aggregate of 278,600 shares of common stock (the “October 2020 Series B Pre-funded Warrants”) and October 2020 Series A Warrants exercisable for an aggregate of 278,600 shares of our common stock at a combined public offering price of $20.00 per pre-funded warrant and associated warrant. Each October 2020 Series A Warrant has an exercise price of $20.00 per share, is exercisable immediately and expires in October 2025. Each October 2020 Series B Pre-funded Warrant has an exercise price of $0.00025 per share, is exercisable immediately, and expires when exercised in full, subject to certain conditions. In our October 2020 Offering, the company sold shares of our common stock and warrants to three investors that, based on Schedule 13G filings with the SEC, owned more than 5% of our outstanding shares at the time of our October 2020 Offering: Sabby Volatility Warrant Master Fund, Ltd., which acquired 21,400 shares of the company’s common stock and warrants to purchase 128,600 shares of the company’s common stock for an aggregate purchase price of $1,500,000; Intracoastal Capital, LLC, which acquired 20,000 shares of the company’s common stock and warrants to purchase 80,000 shares of the company’s common stock for an aggregate purchase price of $1,000,000; and CVI Investments, Inc., which acquired 20,000 shares of the company’s common stock and warrants to purchase 20,000 shares of the company’s common stock for an aggregate purchase price of $400,000.
In March 2020, we completed a registered public offering (the “March 2020 Offering”) in which we sold an aggregate of (i) 38,233 shares of our common stock and Series A Warrants (the “March 2020 Series A Warrants”) exercisable for an aggregate of 38,233 shares of our common stock at a combined public offering price of $68.75 per share and associated warrant and (ii) pre-funded Series B warrants exercisable for an aggregate of 63,5972 shares of our common stock (the “March 2020 Series B Pre-funded Warrants”) and March 2020 Series A Warrants exercisable for an aggregate of 63,597 shares of our common stock at a combined public offering price of $68.75 per pre-funded warrant and associated warrant. Each March 2020 Series A Warrant has an exercise price of $68.75 per share, is exercisable immediately and expires in March 2025. Each March 2020 Series B Pre-funded Warrant has an exercise price of $0.00025 per share, is exercisable immediately, and expires when exercised in full, subject to certain conditions. In the March 2020 Offering, Dr. Toselli, our President and Chief Executive Officer and a member of our Board, Mr. Christopher, our Chief Financial Officer, and Ms. Merrifield, a member of our Board, participated as purchasers of the company’s common stock and warrants to purchase the company’s common stock. Each of Dr. Toselli, Mr. Christopher and Ms. Merrifield acquired 146 shares of the company’s common stock and warrants to purchase 146 shares of the company’s common stock, for an aggregate purchase price of $9,999.00 each.
Indemnification Agreements
Our articles of incorporation require that we indemnify our officers, directors, employees, and agents to the full extent permitted by the laws of the State of Nevada. Our bylaws include an indemnification provision under which we have the power to indemnify our directors and officers against all costs, charges and expenses actually and reasonably incurred, including an amount paid to settle an action or satisfy a judgment to which a director or officer is made a party by reason of being or having been a director or officer of the company. In addition, we have entered into an indemnification agreement with each of our officers and directors pursuant to which they will be indemnified by us, subject to certain limitations, for any liabilities incurred by them in connection with their role as officers or directors of the company. We also agreed to indemnify certain of our 5% stockholders and their affiliates under the stock purchase agreement related to our October 2020 Offering and our March 2020 Offering for breaches of the agreement and other transaction-related claims.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2021 and discussed them with our management and RSM US LLP, our registered public accounting firm.
The Audit Committee has also discussed with RSM US LLP the matters required to be discussed by the applicable requirements of the SEC and the Public Company Accounting Oversight Board (the “PCAOB”).
The Audit Committee has received the written disclosures and the letter from our registered public accounting firm required by applicable requirements of the PCAOB regarding the registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with our registered public accounting firm their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of InVivo Therapeutics Holdings Corp. be included in our Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the SEC.
By the Audit Committee of the Board of Directors of InVivo Therapeutics Holdings Corp.
Robert Rosenthal, Chair
Daniel Marshak
Christina Morrison

PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
Our Board has adopted a resolution (i) approving an amendment to Article Fourth of our articles of incorporation that would increase the number of authorized shares of common stock, par value $0.00001 per share, from 2,000,000 shares to 250,000,000 shares (the “Common Stock Amendment”) and (ii) directing that the Common Stock Amendment be submitted to the stockholders for approval at the Annual Meeting.
The Proposed Common Stock Amendment
If the proposed Common Stock Amendment is approved by our stockholders and subsequently filed with the Nevada Secretary of State, Article Fourth of the articles of incorporation would be amended and restated in its entirety to read:
“The total number of shares that this corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares of Common Stock having a par value of $0.00001 per share (“Common Stock”).”
Only the number of shares of common stock we are authorized to issue would be affected by the Common Stock Amendment. Except for this change, the proposed Common Stock Amendment would not affect any other provision of the articles of incorporation. If this Proposal is approved by an affirmative vote of stockholders that represent a majority of the voting power entitled to vote on the Common Stock Amendment, including stockholders with certain super voting rights as described below under “Background on the Voting Plan,” we will file the Common Stock Amendment, in substantially the form attached hereto as Appendix A, with the Nevada Secretary of State.
Reasons for the Common Stock Amendment
Our Board believes that an increase in the number of authorized shares of our common stock from 2,000,000 to 250,000,000 shares is in the best interests of our stockholders. Increasing the number of authorized shares of common stock will enable us to engage in capital raising transactions and other strategic transactions involving the issuance of equity securities. Although we have no specific current plans to issue shares of common stock, we have limited capital, and in order for us to execute on our business plan and remain viable as a going concern, we must have the flexibility to engage in capital raising transactions until we are able to generate sufficient revenue and cash flow. Investors in prior transactions have purchased our common stock or our derivative securities, such as warrants, for which we must reserve unissued common stock.
As discussed in more detail below in the section titled “Number of Shares of Common Stock Currently Outstanding and Subject to Issuance,” we significantly rely on our authorized common stock. As a result of the number of shares currently outstanding or reserved for issuance, we currently have only 31,696 authorized shares available for issuance in a capital-raising transaction. We therefore may be limited in future capital raising opportunities that would require the issuance of shares of our common stock. Increasing the number of authorized shares of common stock will enable us to issue common stock or securities convertible or exercisable into common stock to investors and other strategic partners. These transactions, if they can be successfully negotiated and consummated, will help us fund our business plan, including the funding of our clinical trials. You should be aware that these potential capital raising transactions or other strategic transactions involving the issuance of additional shares of common stock will have a dilutive effect on our existing stockholders, as further described in the section below titled “Effects of Increase.”
If the increase is not approved, we will be limited in our efforts to raise additional capital and engage in strategic transactions. In such event, our operations, financial condition and our ability to continue as a going concern may be materially and adversely affected.
Background on the Voting Plan
Pursuant to the Voting Plan, the Board authorized and granted Voting Rights to certain shares of our common stock held by Eligible Stockholders as of the close of business on May 26, 2022. For additional information on the Voting Plan, see “Questions and Answers about Voting at the Annual Meeting and Related Matters — How many votes do I have?”
Number of Shares of Common Stock Currently Outstanding and Subject to Issuance
As of June 15, 2022, we had the following shares of common stock issued and outstanding and shares of common stock reserved for issuance under the following securities convertible or exercisable into common stock:
•
1,391,160 shares of our common stock issued and outstanding;

•
563,162 shares of our common stock issuable upon exercise of outstanding warrants;

•
13,982 shares of our common stock issuable upon exercise of outstanding stock options;

•
200 shares of our common stock issuable upon vesting of restricted stock units;

•
111,288 shares of our common stock reserved for future issuance under our incentive compensation plans.

Our common stock is listed on the Nasdaq Capital Market, and for continued listing on the Nasdaq Capital Market, we will be required to comply with the continued listing requirements, including the minimum closing bid price requirement. We have previously received deficiency letters from the Listings Qualifications Department of the Nasdaq Stock Market notifying us that, for 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market, including a letter received on May 19, 2021. We subsequently received, on May 11, 2022, a letter from the Listing Qualifications department of Nasdaq notifying us that we regained compliance with the minimum bid price requirement, after implementing a reverse stock split. Although we do not have any plans to implement further reverse stock splits and would have 180 days to regain compliance if we were to receive an additional deficiency letter, with 250,000,000 authorized shares of common stock, we will have greater flexibility in the event that we determine that a reverse stock split is necessary or desirable in order to comply with the continued listing requirements of the Nasdaq Capital Market, in particular the minimum bid price requirement. If such a reverse split became advisable in the future as a result of our failure to be in compliance with the minimum bid price requirement, we would be required to implement a proportionate reduction in our authorized common stock. As a result, if we do not have a sufficiently high authorized share amount, we could have limited shares available for capital raising following any future reverse stock split.
Effects of Increase
The additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board or, as required by law or the rules of the Nasdaq Stock Market, with the approval and authorization of our stockholders. Our Board does not intend to solicit further stockholder approval prior to the issuance of additional shares of common stock, except as may be required by applicable law or by the rules of the Nasdaq Stock Market.
The possible future issuance of shares of our common stock or securities convertible or exercisable into our common stock could affect our current stockholders in a number of ways. The issuance of new shares of common stock will cause immediate dilution of the ownership interests and the voting power of our existing stockholders. New issuances of common stock may also affect the number of dividends, if any, paid to such stockholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the company.
In addition, the future issuance of shares of our common stock or securities convertible or exercisable into shares of our common stock could:
•
dilute the market price of our common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into common stock, to the extent that the securities provide for the conversion or exercise into common stock at prices that could be below current trading prices of the common stock, which dilution, in each case, may increase the volatility and affect the market value of our trading securities;
•
dilute the earnings per share, if any, and book value per share of the outstanding shares of our common stock; and

•
make the payment of dividends on common stock, if any, potentially more expensive.

Although we do not have specific current plans to issue common stock, we anticipate that we will need to undertake financing efforts in the future in order to obtain sufficient capital for us to execute on our business plan and remain viable as a going concern.
Anti-Takeover Effects
Although the Common Stock Amendment is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of common stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of common stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the company, may discourage bids for our common stock at a premium over the prevailing market price and may adversely affect the market price of our common stock. As a result, increasing the authorized number of shares of our common stock could render more difficult and less likely a hostile takeover of our company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the company or of any present attempt to acquire a large block of our common stock.
Vote Required
The affirmative vote of stockholders that represent a majority of the voting power entitled to vote on the Common Stock Amendment is required to approve the Common Stock Amendment. Abstentions will have the effect of a vote “AGAINST” this Proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMMON STOCK AMENDMENT.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE 1,000,000 SHARES OF “BLANK-CHECK” PREFERRED STOCK
Our Board has adopted a resolution (i) approving an amendment to Article Fourth of our articles of incorporation that would provide authority to issue up to 1,000,000 shares of “blank check” preferred stock, par value $0.00001 per share (the “Preferred Amendment”) and (ii) directing that the Preferred Amendment be submitted to the stockholders for approval at the Annual Meeting.
The Proposed Preferred Amendment
If the Preferred Amendment is approved by our stockholders and subsequently filed with the Nevada Secretary of State, Article Fourth of the articles of incorporation, as amended, would be amended to delete the period at the end of the first sentence and add the following:
“, and One Million (1,000,000) shares of Preferred Stock having a par value of $0.00001 per share (“Preferred Stock”).
4.1   Designation.   Shares of Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors is hereby authorized to fix by resolution or resolutions the classes, series, and number of each class or series of stock as provided in Nevada Revised Statutes Sections 78.195, 78.1955, and 78.196 (as amended from time to time), as well as prescribe the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued class or series of Preferred Stock; to fix the number of shares constituting such class or series; and to increase or decrease the number of shares of any such class or series, but not below the number of shares thereof then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
4.2   Certificate.   Before the corporation may issue any shares of Preferred Stock of any series, a Certificate of Designation setting forth a copy of the resolution or resolutions of the Board of Directors, and establishing the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.
4.3   Amendments.   Any amendment to the provisions of this Article Fourth requires the affirmative vote of at least a majority of each of (i) the voting power of all stockholders present or represented by proxy at a meeting and entitled to vote on all matters submitted to a vote of stockholders and (ii) the voting power of any series of Preferred Stock, the Certificate of Designation of which provides that it shall have the right to vote on any amendment of the corporation’s Articles of Incorporation, present or represented by proxy at a meeting and entitled to vote thereon.”
Only the number of shares of preferred stock we are authorized to issue and the requirements for the designation of a series of preferred stock would be affected by the Preferred Amendment. Except for this change, the proposed Preferred Amendment would not affect any other provision of the articles of incorporation. If this Proposal is approved by an affirmative vote of stockholders that represent a majority of the voting power entitled to vote on the Preferred Amendment, including stockholders with certain super voting rights as described below under “Background on the Voting Plan,” we will file the Preferred Amendment, in substantially the form attached hereto as Appendix B, with the Nevada Secretary of State.
No specific shares of preferred stock are being designated at this time and we do not currently have any plans to issue shares of preferred stock. If our stockholders approve the Preferred Amendment, the terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by our Board if and when the Board designates a specific series of preferred stock in accordance with our articles of incorporation, as amended by the Preferred Amendment.

Reasons for the Preferred Amendment
Our Board believes that the authorization of the “blank check” preferred stock will provide us with increased financial and strategic flexibility in meeting future capital requirements. It will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board for any proper corporate purpose.
If the increase is not approved, we will be limited in our efforts to raise additional capital and engage in strategic transactions. In such event, our operations, financial condition and our ability to continue as a going concern may be materially and adversely affected.
Background on the Voting Plan
Pursuant to the Voting Plan, the Board authorized and granted Voting Rights to certain shares of our common stock held by Eligible Stockholders as of the close of business on May 26, 2022. For additional information on the Voting Plan, see “Questions and Answers about Voting at the Annual Meeting and Related Matters — How many votes do I have?”
Effects of Increase
The additional authorized but unissued shares of preferred stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board or, as required by law or the rules of the Nasdaq Stock Market, with the approval and authorization of our stockholders. Our Board does not intend to solicit further stockholder approval prior to the issuance of shares of preferred stock, except as may be required by applicable law or by the rules of the Nasdaq Stock Market.
The possible future issuance of shares of our preferred stock or securities convertible or exercisable into our preferred stock could affect our current stockholders in a number of ways. The issuance of new shares of preferred stock could cause immediate dilution of the ownership interests and the voting power of our existing stockholders. New issuances of preferred stock may also affect the number of dividends, if any, paid to such stockholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the company.
In addition, the future issuance of shares of our preferred stock or securities convertible or exercisable into shares of our preferred stock could:
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dilute the market price of our common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into common stock, to the extent that the securities provide for the conversion or exercise into common stock at prices that could be below current trading prices of the common stock, which dilution, in each case, may increase the volatility and affect the market value of our trading securities;

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dilute the earnings per share, if any, and book value per share of the outstanding shares of our common stock; and

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make the payment of dividends on common stock, if any, potentially more expensive.

No specific shares of preferred stock are being designated at this time, and we do not currently have any plans to issue shares of preferred stock.
Anti-Takeover Effects
Although the Preferred Amendment is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of preferred stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of preferred stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of preferred stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the company, may discourage bids for our preferred stock at a premium over the prevailing market price and may adversely affect the market price of our preferred stock. As a result, increasing the authorized number of shares of our common stock could render more difficult and less likely a hostile takeover of our company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the company or of any present attempt to acquire a large block of our preferred stock.
Vote Required
The affirmative vote of stockholders that represent a majority of the voting power entitled to vote on the Preferred Amendment is required to approve the Preferred Amendment. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” this Proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE PREFERRED AMENDMENT.

PROPOSAL NO. 4
APPROVAL OF AMENDMENT TO 2015 EQUITY INCENTIVE PLAN
In July 2022, upon recommendation of the Compensation Committee, our Board approved an amendment to our existing 2015 Equity Incentive Plan (the “2015 Plan”) to (i) increase the total number of shares reserved and available for delivery under the 2015 Plan by 800,000 shares of common stock and set the number of shares of common stock reserved and available for delivery under the 2015 Plan at 925,465 shares, (ii) set the number of shares of common stock that may be granted as incentive stock options under the 2015 Plan at 925,465 shares of common stock and (iii) set the per participant limits under the 2015 Plan at 925,465 shares of common stock (collectively, the “2015 Plan Amendment”), subject to stockholder approval. If approved by our stockholders, the 2015 Plan Amendment will become effective upon such approval.
The purpose of the 2015 Plan Amendment is to replenish the shares available under the 2015 Plan in order to give our company the continued ability to attract and retain qualified officers, directors, employees and consultants with appropriate equity-based awards, motivate high levels of performance, recognize employee and other service provider contributions to our success and align the interests of plan participants with those of our stockholders, in accordance with our executive compensation philosophy. The Board believes that the ability to grant equity-based awards is needed for our company to remain competitive for qualified employees, consultants and non-employee directors in the biotechnology industry, particularly against similar companies vying for a limited talent pool.
Stockholder approval of the 2015 Plan Amendment is required to: (i) comply with Nasdaq rules requiring stockholder approval of equity compensation plans; and (ii) comply with the incentive stock option rules under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). In the event that Proposal No. 2, relating to an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, is not approved, the 2015 Plan Amendment will not be effective.
If the 2015 Plan Amendment is approved, the maximum number of shares of our common stock reserved for issuance under the 2015 Plan will be 925,465 shares, with 911,283 available for issuance after accounting for option awards and unvested restricted stock awards outstanding as of June 15, 2022.
Shares Available Under Our 2015 Plans and Share Usage
As of June 15, 2022, under our 2015 Plan, we had a total of 111,283 shares available for issuance under the 2015 Plan, and:
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an aggregate of 13,982 shares subject to outstanding option awards, with a weighted average exercise price of $455.39 per share and a weighted average remaining term of 8.71 years; and

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an aggregate of 200 shares subject to outstanding and unvested restricted stock awards.

In addition, as of June 15, 2022, an aggregate of 20 shares subject to outstanding option awards were outstanding under our 2010 Equity Incentive Plan, with a weighted average exercise price of $128,512.20 per share and a weighted average remaining term of 1.71 years. No additional grants may be made under the 2010 Equity Incentive Plan. Other than options, restricted stock units (“RSUs”) and restricted stock awards, we do not have any other types of awards outstanding.
In developing our share request for the 2015 Plan Amendment and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered our “burn rate.”
Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2021, 2020 and 2019 calendar years as well as an average over those years.

Fiscal Year	Number of Options Granted	Number of Time-based Restricted Stock Units Granted	Number of Restricted Stock Granted	Total Grants	Basic Weighted Average Shares Outstanding	Unadjusted Share Usage (Burn Rate)
2019	—	—	278	278	13,414	2.1%
2020	—	—	—	—	276,108	0.0%
2021	14,400	—	—	14,400	1,323,146	1.1%
Three-Year Average						1.1%
Our only equity incentive plan with shares available for future awards is our 2015 Plan. The number of shares available for grant under the 2015 Plan is insufficient to meet our anticipated needs. Therefore, the Board decided to amend the 2015 Plan to replenish the shares available under the 2015 Plan in order to be able to continue to grant awards of restricted stock, stock options, and other forms of equity compensation to our employees and directors. In deciding whether to amend the 2015 Plan to replenish the shares available under the 2015 Plan, and by what share amount to increase the share reserve, our Board considered a variety of factors, including our expectation that that we will need to undertake financing efforts in the future in order to obtain sufficient capital for us to execute on our business plan and remain viable as a going concern, and the subsequent dilutive impact of a potential financing on employee equity ownership.
Awards Granted Under the 2015 Plan
Since the initial approval of the 2015 Plan in 2015 through June 15, 2022, the following number of equity awards have been granted to the individuals and groups described in the table. No other equity awards have been granted to any other individuals or groups under the 2015 Plan as of such date.
Name of Beneficial Owner	Number of Shares of Common Stock Underlying Options Granted	Number of Shares of Common Stock Underlying Restricted Stock Units Granted	Number of Shares of Common Stock Underlying Restricted Stock Granted
Named Executive Officers
Richard Toselli, President and Chief Executive Officer	6,018	16	92
Richard Christopher, Chief Financial Officer	3,000	—	64
All current executive officers as a group	9,018	16	156
All directors who are not executive officers as a group	3,014	—	—
All nominees for election as a director:
Daniel Marshak	603	—	—
Christina Morrison	604	—	—
Associates of our executive officers, directors and nominees for director:	—	—	—
All other persons who received 5% of such equity awards:
William D’Agostino, Former Senior Vice President, Operations	1,206	—	54
Alex Aimetti, Former Vice President, Medical Education	—	4	—
Melanie Golarz, Former Senior Director, Finance and Controller	—	4	—
Lisa Rosario, Quality Assurance Inspector	—	—	14
Heather Hamel, Vice President, Legal Affairs and Business Development	962	—	30
Joshua Kennedy, Former Principal Chemical Engineer	—	—	24

Name of Beneficial Owner	Number of Shares of Common Stock Underlying Options Granted	Number of Shares of Common Stock Underlying Restricted Stock Units Granted	Number of Shares of Common Stock Underlying Restricted Stock Granted
All employees, including all current officers who are not executive officers as a group	11,186	24	278
Vote Required
This Proposal will be approved if the if the number of votes cast in favor exceeds the number of votes cast in opposition. Abstentions and “broker non-votes” will have no effect on this Proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF
THE 2015 PLAN AMENDMENT.
Summary of the 2015 Equity Incentive Plan
The following is a general summary of the 2015 Plan, as amended by the 2015 Plan Amendment, and is qualified in its entirety by the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2015 Plan, as amended, in its entirety which is set forth as Appendix C to this proxy statement.
Plan Administration.   The 2015 Plan is administered by a committee designated by our Board and the Board has currently designated the Compensation Committee to administer the Plan. The Compensation Committee may delegate the administration of the 2015 Plan to members of the Board, officers, or employees of the company, subject to the terms of the 2015 Plan.
Subject to the terms of the 2015 Plan, the Compensation Committee has the authority to:
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decide which individuals will receive awards under the 2015 Plan;

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specify the type of award to be granted and the terms and conditions upon which an award will be granted and may be earned (including, when and how an award may be exercised or earned and the exercise price, if applicable, associated with each award);

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prescribe any other terms and conditions (including accelerated vesting or forfeiture provisions) affecting an award;

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adopt, amend and rescind rules and regulations relating to the 2015 Plan; and

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make all other decisions necessary or advisable for the administration and interpretation of the 2015 Plan.

Any decisions of the Compensation Committee regarding the 2015 Plan shall be final, conclusive and binding on all persons or entities, including the company and participants.
Eligibility.   The individuals eligible to receive awards under the 2015 Plan are officers, directors, employees, and consultants who provide services to us or any “related entity,” which means any subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which we or a subsidiary holds a substantial ownership interest, directly or indirectly. At this time, there is only one related entity, our wholly owned subsidiary, InVivo Therapeutics, Inc. However, only employees of ours (or our subsidiaries) are eligible to receive incentive stock options (“ISOs”). There are approximately eight employees of our company, five non-employee directors of our company and three consultants to our company who would currently be eligible to participate in the 2015 Plan. Actual participation and receipt of an award under the 2015 Plan will be determined by the Compensation Committee in its sole discretion.
Shares Subject to the 2015 Plan.   If the 2015 Plan Amendment is approved, the maximum number of shares of common stock reserved for issuance under the 2015 Plan will be set at a total of 925,465 shares.
Shares under the 2015 Plan may only be reused for new grants if the shares were subject to an award that was forfeited, expired or otherwise terminated without issuance of the underlying shares, or if the award was settled for cash and does not otherwise involve the issuance of underlying shares.

The closing price of our common stock was $        on July   , 2022.
Limitations on Certain Types of Awards.   If the 2015 Plan Amendment is approved, the maximum number of shares that may be delivered under the 2015 Plan as a result of the exercise of the incentive stock options is 925,465 shares. In addition, there are individual participant limitations, including (i) no grant of options and/or stock appreciation rights of more than 925,465 shares per participant per fiscal year; (ii) no grant of restricted stock, restricted stock units, performance shares and/or other stock-based awards denominated in or valued by reference to a designated number of shares, with respect to more than 925,465 shares per fiscal year; and (iii) no grant of performance units payable in cash of more than (x) $2,000,000 per fiscal year, pro-rated for a performance period that is less than 12 months, and (y) $2,000,000 per fiscal year with respect to any performance period that is more than 12 months. No non-employee director may be granted awards under the 2015 Plan that have a grant date fair market value (determined for financial accounting purposes) that exceeds $1,000,000 in the aggregate per fiscal year.
Adjustments in Capitalization.   The Compensation Committee is authorized to adjust the limitations on the number of shares available for issuance under the 2015 Plan and the individual limitations on the amount of certain awards and to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the shares so that an adjustment is appropriate.
Types of Awards.   The 2015 Plan provides for a variety of awards, including options, restricted stock awards, restricted stock units, stock appreciation rights (stock- and cash-settled) and other equity-based awards, as well as dividend equivalents and “performance-based” awards. Any award granted under the 2015 Plan will be evidenced by an award agreement which will describe the terms and conditions of the award, including, without limitation, the type of award granted, when and how the award may be exercised or earned, and any exercise price (as appropriate) associated with the award.
Options.   Options provide for the right to purchase shares of our common stock at a specified price, and usually will become exercisable in the discretion of the Compensation Committee in one or more installments after the grant date. The Compensation Committee will determine the acceptable forms of consideration for exercising an option, including the method of payment, to the extent permitted by applicable law. Generally, our practice has been to grant awards that are subject to a four-year vesting schedule with 25% vesting on the first anniversary and the remainder vesting monthly thereafter.
Options may be granted for any term specified by the Compensation Committee, but shall not exceed ten years. Options may not be granted at an exercise price that is less than the fair market value of our common stock on the date of grant. For purposes of the 2015 Plan, fair market value is defined as the closing price for our common stock on the principal stock exchange or market on which our common stock is traded on the date of determination.
Options may take two forms, nonstatutory options (“NSOs”), and ISOs. ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:
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have an exercise price not less than the fair market value of our common stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock (“10% stockholders”), then such exercise price may not be less than 110% of the fair market value of our common stock on the date of grant;

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be granted only to our employees and employees of our subsidiary entities;

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be exercised within ten years after the date of grant, or with respect to 10% stockholders, no more than five years after the date of grant; and

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not be first exercisable for more than $100,000 worth of value per calendar year, determined based on the grant date fair market value.

If an award purported to be an ISO fails to meet the requirements of the Code, then the award will instead be considered an NSO.

Stock Appreciation Rights.   Stock appreciation rights (“SARs”), provide for the payment to the holder based upon increases in the price of our common stock over a set base price, which may not be less than the fair market value of our common stock on the date of grant. Payment for SARs may be made in cash, common stock or any combination of the two. SARs may be granted for any term specified by the Compensation Committee, but shall not exceed ten years.
Restricted Stock.   A restricted stock award is the grant of shares of our common stock at a price determined by the Compensation Committee (which price may be zero), is nontransferable and unless otherwise determined by the Compensation Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The Compensation Committee may restrict the participant’s ability to vote the shares of restricted stock or receive dividends on such shares.
Restricted Stock Units.   Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit agreement we shall deliver to the holder of the restricted stock unit, unrestricted shares of common stock which will be freely transferable. The Compensation Committee will specify the purchase price, if any, to be paid by the grantee for the common stock.
Bonus Stock and Awards in Lieu of Obligations.   The Compensation Committee is authorized to grant shares of common stock to any eligible persons as a bonus, or to grant shares or other awards in lieu of obligations to pay cash or deliver other property under the 2015 Plan or under other plans or compensatory arrangement.
Other Stock-Based Awards.   The Compensation Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The Compensation Committee determines the terms and conditions of such awards.
Performance Awards.   Performance awards are denominated in cash or shares of our common stock and are linked to satisfaction of performance criteria established by the Compensation Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Compensation Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the Compensation Committee.
One or more of the following criteria shall be used by the Compensation Committee in establishing performance goals for such awards: (1) earnings per share; (2) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (3) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (4) the entry into or completion of a phase of clinical development for any product, service or technology; (5) specified levels of product sales; (6) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins or working capital; (7) stock price; (8) return on sales, assets, equity or investment; (9) operating income or income from operations after excluding extraordinary or special items (including, without limitation, stock-based compensation, goodwill impairments, building and other significant asset sales, asset write-downs, plant closures and related layoffs, and/or amortization of intangibles); (10) net income; (11) management of fixed costs or variable costs; (12) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including financings, strategic mergers, acquisitions or divestitures; (13) total shareholder return; (14) debt reduction; (15) market share; (16) entry into new markets, either geographically or by business unit; and/or (17) the fair market value of a share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the NASDAQ Composite Index, the NASDAQ Biotechnology Index or a group of companies that are comparable to our company.

After the end of each performance period, the Compensation Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the Compensation Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of: (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) changes in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Compensation Committee specifies at the time the award is granted.
The Compensation Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.
Acceleration of Vesting; Change in Control.   Subject to certain limitations, the Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of the company, as defined in the 2015 Plan, and only to the extent provided in any employment or other agreement between the participant and the company or any related entity, or in any award agreement, or to the extent otherwise determined by the Compensation Committee in its sole discretion in each particular case: (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or any other stock-based award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) with respect to any outstanding award subject to achievement of performance goals and conditions under the 2015 Plan, the Compensation Committee may, in its discretion, consider such awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).
Subject to any limitations contained in the 2015 Plan relating to the vesting of awards in the event of any merger, consolidation or other reorganization in which the company does not survive, or in the event of any “change in control,” the agreement relating to such transaction or the Compensation Committee may provide for: (i) the continuation of the outstanding awards by the company, if the company is a surviving entity; (ii) the assumption or substitution for outstanding awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2015 Plan; (iii) full exercisability or vesting and accelerated expiration of the outstanding awards; or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2015 Plan and without any requirement that all such participants be treated consistently.
Clawback.   The Compensation Committee has the power and authority under the 2015 Plan to cancel an award, require reimbursement of an award, or otherwise recoup awards made under the 2015 Plan if (1) there is an accounting restatement of the company’s financial statements or results and (2) the restatement results from the company’s non-compliance with federal securities laws.
Awards Not Transferable.   Generally, the awards may not be pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution.
Other Adjustments.   The Compensation Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards: (i) in recognition of unusual or nonrecurring events (such as acquisitions and dispositions of businesses and assets) affecting our company or any subsidiary, or the financial statements of our company or any subsidiary; (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions; or (iii) in view of the Compensation Committee’s assessment of the business strategy of the company, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.
Term, Amendment and Termination.   The 2015 Plan became effective on April 16, 2015, and will expire on April 15, 2025, the tenth anniversary of its adoption by the Board, unless terminated earlier. The Board may amend or terminate the 2015 Plan at any time, subject to stockholder approval to the extent required by law or applicable listing standards; provided that, in the case of outstanding awards, no change may be made that materially and adversely affects the rights of the participant without his or her consent.
Federal Income Tax Consequences of Awards
The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2015 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. The 2015 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Nonqualified Stock Options.   An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2015 Plan. On exercise of a nonqualified stock option granted under the 2015 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.
We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the company and is reasonable in amount, and either the optionee includes that amount in income or the company timely satisfies its reporting requirements with respect to that amount. Any deduction is subject to the limitation under Section 162(m) of the Code.
Incentive Stock Options.   Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we generally are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the company and is reasonable in amount, and either the employee includes that amount in income or the company timely satisfies its reporting requirements with respect to that amount. Any deduction is subject to the limitation under Section 162(m) of the Code.
Stock Awards.   Generally, the recipient of a stock award will recognize ordinary compensation income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received under the 2015 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient in exchange for the shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as awards will be the amount paid for the shares plus any ordinary income recognized either when the shares are received or when the shares become vested. Upon the disposition of any shares received as a share award under the 2015 Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.
We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the company, is reasonable in amount, either the recipient includes that amount in income or the company timely satisfies its reporting requirements with respect to that amount. Any deduction is subject to the limitation under Section 162(m) of the Code.
Stock Appreciation Rights.   We may grant stock appreciation rights, separate from any other award, which we refer to as stand-alone stock appreciation rights, or tandem stock appreciation rights, under the 2015 Plan. Generally, the recipient of a stand-alone stock appreciation right will not recognize any taxable income at the time the stand-alone stock appreciation right is granted.
With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the shares on the day they are received over any amounts paid by the recipient for the shares.
In general, there will be no Federal income tax deduction allowed to the company upon the grant or termination of stand-alone stock appreciation rights or tandem stock appreciation rights. Upon the exercise of either a stand-alone stock appreciation right or a tandem stock appreciation right, however, we generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code, and subject to the limitation under Section 162(m) of the Code.
Dividend Equivalents.   Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code and subject to the limitation under Section 162(m) of the Code.

New Plan Benefits
No grants have been made with respect to the additional shares of our common stock to be reserved for issuance under the 2015 Plan. In addition, the number of shares of our common stock that may be granted to officers, directors, employees and consultants is indeterminable at this time, as those grants generally are subject to the discretion of the Board or the Compensation Committee.

PROPOSAL NO. 5
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (known as the “Dodd-Frank Act”) and Section 14A of the Exchange Act require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This proposal, which is commonly referred to as “Say on Pay,” gives our stockholders the opportunity to express whether they support our company’s executive compensation program.
Our compensation programs are designed to attract, motivate, retain and reward high quality executives and to align the interests of our executives with our stockholders by having a “pay for performance” philosophy, tying a portion of our executive officers’ and senior management’s compensation to our overall company business goals and individual performance goals. For additional information on the compensation for our named executive officers, including specific information about compensation in 2021, please see the information in this proxy statement under the heading “Executive Compensation” along with the compensation tables and narrative descriptions that follow.
We currently provide our stockholders with the opportunity to cast the Say on Pay vote every three years. In accordance with the Dodd-Frank Act, the Say on Pay vote will be an advisory vote regarding our company’s named executive officer compensation program generally and does not examine any particular compensation element individually. Because the Say on Pay vote is advisory, it is not binding on our company, our Compensation Committee or our Board. However, the Compensation Committee intends to review the results of the advisory vote and will be cognizant of the feedback received from the voting results as it completes its annual review and engages in the compensation planning process.
Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities Exchange Commission, including the compensation tables and related narrative disclosure, is hereby approved.”
Vote Required
This Proposal will be approved if the if the number of votes cast in favor exceeds the number of votes cast in opposition. Abstentions and “broker non-votes” will have no effect on this Proposal.
OUR BOARD BELIEVES THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
IS APPROPRIATE AND PROMOTES THE BEST INTERESTS OF OUR STOCKHOLDERS,
AND THEREFORE RECOMMENDS A VOTE “FOR” APPROVAL OF THIS RESOLUTION.

PROPOSAL NO. 6
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected RSM US LLP (“RSM”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022. The Board is asking our stockholders to ratify the appointment of RSM as our independent registered public accounting firm. Although stockholder approval of our Audit Committee’s appointment of RSM as our independent registered public accounting firm for the year ended December 31, 2022 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If the stockholders do not ratify the appointment of RSM as our independent registered public accounting firm, the Audit Committee may reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and stockholders. A representative of RSM is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so.
Audit Fees
Firm	Year	Fees ($)(1)
RSM US LLP	2021	220,185
	2020	212,588

(1)
Audit fees in each of 2021 and 2020 consisted of fees incurred for professional services rendered for the audit of consolidated financial statements and for reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees
Firm	Year	Fees ($)(1)
RSM US LLP	2021	7,875
	2020	136,500

(1)
Audit-related fees in 2021 related to the delivery of consents in conjunction with registration statements, and audit related fees in 2020 consisted of fees related to the delivery of comfort letters in conjunction with proposed common stock financings and consents in conjunction with registration statements.

Tax Fees
There were no fees paid to RSM for any tax-related services in 2021 or 2020.
All Other Fees
There were no other fees paid to RSM in 2021 or 2020.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Our Audit Committee is responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered. The Audit Committee has considered the nature and amount of fees billed by RSM and believes that the provision of services for activities unrelated to the audit is compatible with maintaining RSM’s independence.
Vote Required
This Proposal will be approved if the if the number of votes cast in favor exceeds the number of votes cast in opposition. Abstentions and “broker non-votes” will have no effect on this Proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

OTHER MATTERS
Securities Authorized for Issuance under Equity Compensation Plans
The following table provides certain information about shares of our common stock that may be issued under our existing equity compensation plan as of December 31, 2021, which consists of our 2007 Equity Incentive Plan, 2010 Equity Incentive Plan, 2015 Equity Incentive Plan, and Employee Stock Purchase Plan or other equity compensation plans not approved by security holders.
Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon the exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	14,462	$431.89	110,629
Equity compensation plans not approved by security holders(2)	120	1,147.50	—
Total	14,582	$437.78	110,629

(1)
The amounts disclosed do not reflect the additional shares to be added to the 2015 Equity Incentive Plan if the stockholders approve Proposal No. 4 as described herein.

(2)
Consists of a stock option award approved by our Board as an inducement material to our Chief Financial Officer’s acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement award has an exercise price per share equal to $1,147.50, the closing price of a share of our common stock on the grant date, and vested as to one-third (1/3) of the shares of the underlying stock option on January 14, 2020, and vested as to one- third (1/3) of the shares of the underlying stock option on January 14, 2021 and the remaining one third (1/3) of the shares of the underlying stock option on January 14, 2022.

Householding Information
Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement and the Annual Report to any beneficial owner at a shared address to which a single copy of any of those documents was delivered if you write or call us at the following address or telephone number: InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, MA 02139, Attn: Secretary, telephone: (617) 863-5500. If you want to receive separate copies of the proxy statement and the Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.
Expenses of Proxy Solicitation
The solicitation of proxies will be conducted by telephone or mail, and we will bear all attendant expenses. These expenses will include the expense of preparing and mailing proxy materials for the Annual Meeting. Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the proxy materials to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. We may conduct further solicitation personally or telephonically through our directors, officers, and employees, none of whom will receive additional compensation for assisting with the solicitation. We have retained the services of Morrow Sodali LLC, to assist in the solicitation of proxies at the cost of approximately $10,000, to be borne by us, plus reimbursement of certain expenses.
Stockholder Proposals
Stockholder proposals for inclusion in our proxy statement:   If a stockholder wishes to present a proposal, including nominations for election to our Board, to be included in our proxy statement and form of proxy for the 2023 annual meeting of stockholders, the proposal must be received by our Secretary c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, MA 02139, no later than the close of business on March   , 2023. Such proposal must comply with the applicable rules of the SEC in order to be included in our proxy statement and proxy relating to the 2023 annual meeting of stockholders. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline to submit a proposal for inclusion in our proxy statement is a reasonable time before we begin to print and mail proxy materials.
Other stockholder proposals:   A stockholder proposal not included in our proxy statement for the 2023 annual meeting of stockholders, including proposed nominations for director, will not be eligible for presentation at the 2023 annual meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our amended and restated bylaws. To be timely, the stockholder is required to give written notice to our Secretary c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, MA 02139, of his or her proposed director nomination or the proposal of other business to be considered by the stockholders. Such written notice must be made in accordance with Article II, Section 13 of our amended and restated bylaws, which require appropriate notice to us of a director nomination or proposal of other business for consideration not less than 60 days nor more than 90 days prior to the date of the first anniversary of this Annual Meeting. If, however, the 2023 annual meeting of stockholders is held more than 30 days before, or more than 60 days after, such anniversary date, then to be timely notice must be provided not earlier than the close of business the 90th day prior to the 2023 annual meeting of stockholders and not later than the close of business on the later of the 60th day prior to the 2023 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2023 annual meeting of stockholders is first made by us. Assuming that the 2023 annual meeting is held on schedule, we must receive written notice of a proposal to nominate a director or proposal of other business for consideration no earlier than the close of business on May 26, 2023 and no later than the close of business on June 25, 2023.
The notice must also meet all other requirements contained in our amended and restated bylaws, including the requirement to contain specified information about the stockholder making the proposal and the proposed business to be brought before the meeting or the director nominee.
The notice must also meet all other requirements contained in our amended and restated bylaws, including the requirement to contain specified information about the stockholder making the proposal and the proposed business to be brought before the meeting or the director nominee.
Other Business
As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters should properly come before the Annual Meeting, proxies in the enclosed form will be voted on those matters in accordance with the judgment of the person or persons voting the proxies, unless otherwise specified.

Appendix A
BARBARA K. CEGAVSKESecretary of State202 North Carson StreetCarson City, Nevada 89701-4201 (775) 684-5708Website: www.nvsos.govTYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT1. Entity information:Name of entity as on file with the Nevada Secretary of State:InVivo Therapeutics Holdings Corp.Entity or Nevada Business Identification Number (NVID): C7829-20032. Restated or Amended and Restated Articles: (Select one)(If amending and restating only, complete section 1,2 3, 5 and 6)Certificate to Accompany Restated Articles or Amended and Restated ArticlesRestated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.Amended and Restated Articles* Restated or Amended and Restated Articles must be included with this filing type.3. Type of Amendment Filing Being Completed: (Select only one box)(If amending, complete section 1, 3, 5 and 6.)Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)The undersigned declare that they constitute at least two-thirds of the following:(Check only one box)incorporatorsboard of directorsThe undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issuedCertificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and78.390 - After Issuance of Stock)The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisionsof the articles of incorporation* have voted in favor of the amendment is:Majority ofOfficer's Statement (foreign qualified entities only) -outstanding sharesName in home state, if using a modified name in Nevada:Jurisdiction of formation:Changes to takes the following effect:The entity name has been amended.Dissolution The purpose of the entity has been amended.Merger The authorized shares have been amended.Conversion Other: (specify changes)* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.This form must be accompanied by appropriate fees.Page 1 of 2 Revised: 1/1/2019

BARBARA K. CEGAVSKESecretary of State202 North Carson StreetCarson City, Nevada 89701-4201 (775) 684-5708Website: www.nvsos.govProfit Corporation:Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)Officer's Statement (PURSUANT TO NRS 80.030). Effective Date and Time: (Optional)Date:Time:(must not be later than 90 days after the certificate is filed). Information Being Changed: (Domestic orporations only)Changes to takes the following effect:The entity name has been amended.The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)The purpose of the entity has been amended. The authorized shares have been amended.The directors, managers or general partners have been amended. IRS tax language has been added.Articles have been added. Articles have been deleted. Other.The articles have been amended as follows: (provide article numbers, if available)Article FOURTH shall be amended (see attached).(attach additional page(s) if necessary). Signature:Required)X Signature of Officer or Authorized SignerTitleX Signature of Officer or Authorized SignerTitle*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the votingpower thereof.Please include any required or optional information in space below:(attach additional page(s) if necessary)This form must be accompanied by appropriate fees.Page 2 of 2 Revised: 1/1/2019

ATTACHMENT
TO
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
OF
INVIVO THERAPEUTICS HOLDINGS CORP.
ENTITY NUMBER C7829-2003
The Articles of Incorporation of InVivo Therapeutics Holdings Corp., a Nevada corporation (the “Corporation”), as filed with the Nevada Secretary of State on April 2, 2003, and as amended from time to time, shall be and hereby is amended as follows:
RESOLVED, that Article FOURTH of the Corporation’s Articles of Incorporation, as amended, be and hereby is amended by replacing the phrase from the first use of “The” to the first use of “share” with the following:
“The total number of shares that this corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares of Common Stock having a par value of $0.00001 per share (“Common Stock”).”

Appendix B
BARBARA K. CEGAVSKESecretary of State202 North Carson StreetCarson City, Nevada 89701-4201 (775) 684-5708Website: www.nvsos.govTYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT1. Entity information:Name of entity as on file with the Nevada Secretary of State:InVivo Therapeutics Holdings Corp.Entity or Nevada Business Identification Number (NVID): C7829-20032. Restated or Amended and Restated Articles: (Select one)(If amending and restating only, complete section 1,2 3, 5 and 6)Certificate to Accompany Restated Articles or Amended and Restated ArticlesRestated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.Amended and Restated Articles* Restated or Amended and Restated Articles must be included with this filing type.3. Type of Amendment Filing Being Completed: (Select only one box)(If amending, complete section 1, 3, 5 and 6.)Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)The undersigned declare that they constitute at least two-thirds of the following:(Check only one box)incorporatorsboard of directorsThe undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issuedCertificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and78.390 - After Issuance of Stock)The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisionsof the articles of incorporation* have voted in favor of the amendment is:Majority ofOfficer's Statement (foreign qualified entities only) -outstanding sharesName in home state, if using a modified name in Nevada:Jurisdiction of formation:Changes to takes the following effect:The entity name has been amended.Dissolution The purpose of the entity has been amended.Merger The authorized shares have been amended.Conversion Other: (specify changes)* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.This form must be accompanied by appropriate fees.Page 1 of 2 Revised: 1/1/2019

BARBARA K. CEGAVSKESecretary of State202 North Carson StreetCarson City, Nevada 89701-4201 (775) 684-5708Website: www.nvsos.govProfit Corporation:Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)Officer's Statement (PURSUANT TO NRS 80.030). Effective Date and Time: (Optional)Date:Time:(must not be later than 90 days after the certificate is filed). Information Being Changed: (Domestic orporations only)Changes to takes the following effect:The entity name has been amended.The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)The purpose of the entity has been amended. The authorized shares have been amended.The directors, managers or general partners have been amended. IRS tax language has been added.Articles have been added. Articles have been deleted. Other.The articles have been amended as follows: (provide article numbers, if available)Article FOURTH shall be amended (see attached).(attach additional page(s) if necessary). Signature:Required)X Signature of Officer or Authorized SignerTitleX Signature of Officer or Authorized SignerTitle*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the votingpower thereof.Please include any required or optional information in space below:(attach additional page(s) if necessary)This form must be accompanied by appropriate fees.Page 2 of 2 Revised: 1/1/2019

ATTACHMENT
TO
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
OF
INVIVO THERAPEUTICS HOLDINGS CORP.
ENTITY NUMBER C7829-2003
The Articles of Incorporation of InVivo Therapeutics Holdings Corp., a Nevada corporation (the “Corporation”), as filed with the Nevada Secretary of State on April 2, 2003, and as amended from time to time, shall be and hereby is amended as follows:
RESOLVED, that Article FOURTH of the Corporation’s Articles of Incorporation, as amended, be and hereby is amended by removing the period at the end of the first sentence, and inserting the following:
“, and One Million (1,000,000) shares of Preferred Stock having a par value of $0.00001 per share (“Preferred Stock”).
4.1   Designation.   Shares of Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors is hereby authorized to fix by resolution or resolutions the classes, series, and number of each class or series of stock as provided in Nevada Revised Statutes Sections 78.195, 78.1955, and 78.196 (as amended from time to time), as well as prescribe the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued class or series of Preferred Stock; to fix the number of shares constituting such class or series; and to increase or decrease the number of shares of any such class or series, but not below the number of shares thereof then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
4.2   Certificate.   Before the corporation may issue any shares of Preferred Stock of any series, a Certificate of Designation setting forth a copy of the resolution or resolutions of the Board of Directors, and establishing the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.
4.3   Amendments.   Any amendment to the provisions of this Article Fourth requires the affirmative vote of at least a majority of each of (i) the voting power of all stockholders present or represented by proxy at a meeting and entitled to vote on all matters submitted to a vote of stockholders and (ii) the voting power of any series of Preferred Stock, the Certificate of Designation of which provides that it shall have the right to vote on any amendment of the corporation’s Articles of Incorporation, present or represented by proxy at a meeting and entitled to vote thereon.”

Appendix C
INVIVO THERAPEUTICS HOLDINGS CORP.
2015 EQUITY INCENTIVE PLAN

C-i

INVIVO THERAPEUTICS HOLDINGS CORP.
2015 EQUITY INCENTIVE PLAN
1.   Purpose.   The purpose of this INVIVO THERAPEUTICS HOLDINGS CORP. 2015 EQUITY INCENTIVE PLAN (the “Plan”) is to assist INVIVO THERAPEUTICS HOLDINGS CORP., a Nevada corporation (the “Company”), and its Related Entities (as defined below) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and consultants to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.
2.   Definitions.   For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 and elsewhere herein.
(a)   “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.
(b)   “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.
(c)   “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.
(d)   “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.
(e)   “Board” means the Company’s Board of Directors.
(f)   “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity; (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any; (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non- disclosure and/or other similar agreement with the Company or a Related Entity; (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity; (v) any material violation or breach by the Participant of the Company’s or Related Entity’s policy for employee conduct, if any; (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.
(g)   “Change in Control” means a Change in Control as defined in Section 9(b) hereof.
(h)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)   “Committee” means a committee designated by the Board.
(j)   “Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Related Entity, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital- raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.
(k)   “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
(l)   “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the chief financial officer) as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.
(m)   “Director” means a member of the Board or the board of directors of any Related Entity.
(n)   “Disability” means a Participant’s eligibility to receive long-term disability benefits under a plan sponsored by the Company or a Related Entity, or if no such plan is applicable, a Participant’s inability to perform the essential functions of his or her duties due to a medically- determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in the case of any Option that is an Incentive Stock Option, if and to the extent required in order for the Option to satisfy the requirements of Section 422 of the Code, the term “Disability” means disabled within the meaning of Section 22(e)(3) of the Code.
(o)   “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
(p)   “Effective Date” means the effective date of the Plan, which shall be April 16, 2015.
(q)   “Eligible Person” means each officer, Director, Employee or Consultant to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.
(r)   “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
(s)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)   “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.
(u)   “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of 50 miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company or Related Entity of the Participant’s Continuous Service other than for Cause, death or by reason of the Participant’s Disability, or (v) any material reduction in the Participant’s base salary (unless such reduction is part of a Company-wide reduction that affects a majority of the persons of comparable level to the Participant).
(v)   “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
(w)   “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.
(x)   “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market or, if the Listing Market does not have such rules, the rules of The NASDAQ Stock Market, LLC.
(y)   “Listing Market” means the principal stock exchange or market on which Shares are then traded.
(z)   “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.
(aa)   “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.
(bb)   “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.
(cc)   “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.
(dd)   “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(ee)   “Performance Period” means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.
(ff)   “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
(gg)   “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
(hh)   “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.
(ii)   “Prior Plan” means the InVivo Therapeutics Holdings Corp. 2010 Equity Incentive Plan, as amended from time to time.
(jj)   “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.
(kk)   “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
(ll)   “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.
(mm)   “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.
(nn)   “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.
(oo)   “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.
(pp)   “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the SEC under Section 16 of the Exchange Act.
(qq)   “SEC” means the United States Securities and Exchange Commission.
(rr)   “Shares” means the shares of common stock of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.
(ss)   “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.
(tt)   “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu)   “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by an entity, (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.
3.   Administration.
(a)   Authority of the Committee.   The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 10(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.
(b)   Manner of Exercise of Committee Authority.   The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act or (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.
(c)   Limitation of Liability.   The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination
4.   Shares Subject to Plan.
(a)   Limitation on Overall Number of Shares Available for Delivery Under Plan.   Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to 925,465. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)   Application of Limitation to Grants of Awards.   No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.
(c)   Availability of Shares Not Delivered under Awards and Adjustments to Limits.
(i)   If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or an Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, then such Shares shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.
(ii)   Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combined has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.
(iii)   Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one Share.
(iv)   Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 925,465 Shares.
(v)   Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 10(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceed $1,000,000 in the aggregate.
(d)   No Further Awards Under Prior Plan.   In light of the adoption of this Plan, no further awards shall be made under the Prior Plan on and after the Effective Date.
5.   Eligibility; Per-Participant Limitations.   Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than 925,465 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards denominated in or valued by reference to a designated number of Shares and that are subject to Section 8 hereof, with respect to more than 925,465 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units that are subject to Section 8 hereof is (x) $2,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $2,000,000.
6.   Specific Terms of Awards.
(a)   General.   Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10 (e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.
(b)   Options.   The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:
(i)   Exercise Price.   Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii) hereof, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.
(ii)   Time and Method of Exercise.   The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.
(iii)   Incentive Stock Options.   The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:
(A)   the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;
(B)   The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and
(C)   if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.
(c)   Stock Appreciation Rights.   The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:
(i)   Right to Payment.   A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant; provided, however, that if and to the extent that it would not violate Section 409A of the Code, the grant price for a Stock Appreciation Right that is granted as a Substitute Award for an outstanding Option may be lower than 100% of the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right if it is not less than the exercise price of the Option for which it is substituted. Other than pursuant to Section 10(c) (i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.
(ii)   Other Terms.   The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.
(iii)   Tandem Stock Appreciation Rights.   Any Tandem Stock Appreciation Right may be granted at the same time as or subsequently to the related Option is granted. Any Tandem Stock

Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.
(d)   Restricted Stock Awards.   The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:
(i)   Grant and Restrictions.   Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) hereof and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.
(ii)   Forfeiture.   Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(iii)   Certificates for Stock.   Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
(iv)   Dividends and Splits.   As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, or except as otherwise provided in the last sentence of Section 6(h) hereof, may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.
(e)   Restricted Stock Unit Award.   The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:
(i)   Award and Restrictions.   Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.
(ii)   Forfeiture.   Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.
(iii)   Dividend Equivalents.   Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and whether the amount or value thereof shall be automatically deemed reinvested in additional Restricted Stock Units or other Awards, or if not so reinvested shall earn interest and at what rate for the period deferred, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code.
(f)   Bonus Stock and Awards in Lieu of Obligations.   The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)   Dividend Equivalents.   The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.
(h)   Performance Awards.   The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 hereof if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than 5 years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b) hereof, or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code. Notwithstanding any other provision of this Plan to the contrary, cash dividends, Shares, and any other property (other than cash) distributed as a dividend or otherwise with respect to any Performance Awards or any other Awards that are subject to satisfaction of performance goals, shall either (i) not be paid or credited, or (ii) be accumulated, shall be subject to satisfaction of the same performance goals to which the vesting of the underlying Award is subject, and shall be paid at the time such restrictions and risk of forfeiture lapses.
(i)   Other Stock-Based Awards.   The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock- Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.
7.   Certain Provisions Applicable to Awards.
(a)   Stand-Alone, Additional, Tandem, and Substitute Awards.   Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity.

Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.
(b)   Term of Awards.   The term of each Award shall be for such period as may be determined by the Committee. The term of any Option or Stock Appreciation Right shall not exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended for a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.
(c)   Form and Timing of Payment Under Awards; Deferrals.   Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.
(d)   Exemptions from Section 16(b) Liability.   It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).
(e)   Code Section 409A.
(i)   The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.
(ii)   If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:
(A)   Payments under the Section 409A Plan may be made only upon (1) the Participant’s “separation from service,” (2) the date the Participant becomes “disabled,” (3) the Participant’s death, (4) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (5) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (6) the occurrence of an “unforeseeable emergency”;
(B)   The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;
(C)   Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and
(D)   In the case of any Participant who is “specified employee,” a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).
For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.
(iii)   Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.
8.   Code Section 162(m) Provisions.
(a)   Covered Employees.   The provisions of this Section 8 shall be applicable to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award if it is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and is intended to qualify as “performance-based compensation” that is exempt from the deduction limitations imposed under Section 162(m) of the Code.
(b)   Performance Criteria.   If an Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (3) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (4) the entry into or completion of a phase of clinical development for any product, service or technology; (5) specified levels of product sales; (6) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins or working capital; (7) stock price, (8) return on sales, assets, equity or investment; (9) operating income or income from operations after excluding extraordinary or special items (including, without limitation, stock-based compensation, goodwill impairments, building and other significant asset sales, asset write-downs, plant closures and related layoffs, and/or amortization of intangibles); (10) net income; (11) management of fixed costs or variable costs; (12) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including financings, strategic mergers, acquisitions or divestitures; (13) total shareholder return; (14) debt reduction; (15) market share; (16) entry into new markets, either geographically or by business unit; and/or (17) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the NASDAQ Composite Index, the NASDAQ Biotechnology Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non- recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.
(c)   Performance Period; Timing For Establishing Performance Goals.   Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than 5 years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.
(d)   Adjustments.   The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.
(e)   Committee Certification.   No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.
9.   Change in Control.
(a)   Effect of “Change in Control.”   If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b):
(i)   Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.
(ii)   Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.
(iii)   With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control).
(iv)   Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof. For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
(b)   Definition of “Change in Control”.   Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:
(i)   The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (1) any acquisition by the Company; (2) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (4) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or
(ii)   During any period of two consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii)   Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (1) the Company or (2) any of its Subsidiaries, but in the case of this clause (2) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than 50% of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial

Ownership of a Controlling Interest) beneficially owns, directly or indirectly, 50% or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale.
10.   General Provisions.
(a)   Compliance With Legal and Other Requirements.   The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.
(b)   Limits on Transferability; Beneficiaries.   No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.
(c)   Adjustments.
(i)   Adjustments to Awards.   In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)   Adjustments in Case of Certain Transactions.   In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 9 of this Plan relating to vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock- Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.
(iii)   Other Adjustments.   The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Awards granted pursuant to Section 8(b) hereof to Participants designated by the

Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Awards subject to Section 8 hereof if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.
(d)   Award Agreements.   Each Award Agreement shall either be (i) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (ii) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.
(e)   Taxes.   The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.
(f)   Changes to the Plan and Awards.   The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.
(g)   Limitation on Rights Conferred Under Plan.   Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (i) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.
(h)   Clawback of Benefits.
(i)   The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company or applicable law (each, a “Clawback Policy”), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company’s financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws. In such an event, the claw back will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.
(ii)   If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non- solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then (A) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (B) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.
(i)   Unfunded Status of Awards; Creation of Trusts.   The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j)   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.
(k)   Payments in the Event of Forfeitures; Fractional Shares.   Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(l)   Governing Law.   Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.
(m)   Non-U.S. Laws.   The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.
(n)   Construction and Interpretation.   Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.
(o)   Severability.   If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
(p)   Plan Effective Date and Shareholder Approval; Termination of Plan.   The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet, Smartphone or Tablet - QUICK +++ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail INVIVO THERAPEUTICS HOLDINGS CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 23, 2022.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/invivotherapeutics/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY V FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED V Please mark your votes like this THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES “FOR” DIRECTOR AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6. 1.Election of Directors. To elect two Class II directors, each for a three-year term expiring at the 2025 Annual Meeting. 5.Advisory vote to approve namedH[HFXWLYH RI¿FHU FRPSHQVDWLRQ. FORAGAINST ABSTAIN Class II Nominees(1)Daniel Marshak(2)Christina Manson2.Approval of Common Stock Amendment. To approve an FOR NOMINEE WITHHOLD AUTHORITY FORAGAINST ABSTAIN 6.5DWL¿FDWLRQ RI $XGLWRUV. 7R UDWLI\ WKH selection by the Audit Committee of RSM US LLP as the corporation’s independent registered public DFFRXQWLQJ ¿UP IRU WKH ¿VFDO \HDU FORAGAINST ABSTAIN amendment to the corporation’s Articles of Incorporation to increase the number of authorized shares of our common stock.3.Approval of Preferred Stock Amendment. To approve an amendment to the corporation’s Articles of Incorporation to authorize shares of “blank-check” preferred stock.”4.Approval of Amendment to Equity Incentive Plan. To approve an amendment to our 2015 Equity Incentive Plan. FOR FOR AGAINST ABSTAIN AGAINST ABSTAIN ending December 31, 2022.Note: Such other matters as may properly come before the meeting.CONTROL NUMBER Signature Signature, if held jointly Date , 2022Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 24, 2022To access the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders and the Company’s 2021 Annual Report, visit: https://www.cstproxy.com/invivotherapeutics/2022V FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED V PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSINVIVO THERAPEUTICS HOLDINGS CORP.ANNUAL MEETING OF STOCKHOLDERS – AUGUST 24, 2022 The undersigned hereby appoints Richard Toselli, M.D., Richard Christopher, and Heather Hamel, and each of them severally, as proxies of the undersigned, each with full power to appoint his or her substitute, to represent the undersigned at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of InVivo Therapeutics Holdings Corp. (the “Company”) to be held virtually at https://www.cstproxy.com/invivotherapeutics/2022 on August 24, 2022 at 8:00 a.m., local time, or at any adjournments or postponements thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on July 13, 2022 in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Annual Meeting and on matters incident to the conduct of the Annual Meeting including the adjournment thereof. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEES, “FOR” PROPOSALS 2, 3, 4, 5, AND 6, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING INCLUDING THE ADJOURNMENT THEREOF.(Continued, and to be marked, dated and signed, on the other side)